                                                                   Exhibit 10.1


                       $5,000,000 Revolving Credit Loan


                              DEBTOR-IN-POSSESSION
                              --------------------
                          LOAN AND SECURITY AGREEMENT
                          ---------------------------

                                  by and among

                             CREDITRUST CORPORATION

                                  as Borrower

                                      and

                             SUNROCK CAPITAL CORP.

                                   as Lender



                                 June 22,2000

                             DEBTOR-IN-POSSESSION
                             --------------------
                          LOAN AND SECURITY AGREEMENT
                          ---------------------------

          THIS DEBTOR-IN-POSSESSION LOAN AND SECURITY AGREEMENT (the "Agreement") is made as of this 22nd day of June, 2000, by and among CREDITRUST
                                ----
CORPORATION ("Borrower"), a Maryland corporation and a debtor and debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code, and SUNROCK CAPITAL CORP., a Delaware corporation ("Lender").

                                   RECITALS
                                   --------

A. On June __, 2000, Borrower filed a voluntary petition in the United States Bankruptcy Court for the District of Maryland initiating proceedings under Chapter 11 of the Bankruptcy Code (the "Bankruptcy Case"), and has continued in the possession of its assets and the management of its business pursuant to Sections 1107 and 1108 of the Bankruptcy Code.

B. Borrower desires to establish certain post-petition, debtor-in-possession ("DIP") financing arrangements with and borrow funds from Lender, and Lender is willing to establish such arrangements for and make DIP loans and extensions of credit to Borrower, on the terms and conditions set forth below (subject to the approval of the Bankruptcy Court).

C. The ability of Borrower to obtain the DIP financing provided under this Agreement is of material benefit to the Borrower. Without access to the DIP financing provided under this Agreement, it is not likely that Borrower will be able to reorganize successfully in the Bankruptcy Case.

D. NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements herein set forth and for other consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, covenant and agree as follows:

                                  ARTICLE 1.
                                  DEFINITIONS

        In addition to the capitalized terms defined above, whenever used in this Agreement, unless another meaning is expressly indicated, the following defined terms shall have the meanings ascribed to them below, all of which definitions are substantive terms of this Agreement:

        Section 1.1. Accumulated Funding Deficiency. "Accumulated Funding
                     ------------------------------
Deficiency" means an "accumulated funding deficiency" within the meaning of
Section 302 of ERISA.

        Section 1.2. Affiliate. "Affiliate" means any Person (other than an
                     ---------
officer, director or employee of Borrower who would not be an Affiliate but for such Person's status as an officer, director and/or employee) which, directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, Borrower, and any member, director, officer or employee of any such Person or any Subsidiary of Borrower. For purposes of this definition, "control" shall mean the power, directly or indirectly, either to
(i) vote 5% or more of the securities having ordinary voting power for the election of directors of such Person or (ii) direct or in effect cause the direction of the management and policies of such Person whether by contract or otherwise.

        Section 1.3. Agreement. "Agreement" means this Debtor-In-Possession Loan
                     ---------
and Security Agreement, as it may be amended or supplemented from time to time.

        Section 1.4. Avoidance Actions. "Avoidance Actions" has the meaning set
                     -----------------
forth in Section 3. 1.

        Section 1.5. Bankruptcy Case. "Bankruptcy Case" has the meaning set
                     ---------------
forth in Recital A above.

        Section 1.6. Bankruptcy Code. "Bankruptcy Code" means 11 U.S.C. (S)(S)
                     ---------------
101, et seq., as amended from time to time.

        Section 1.7. Bankruptcy Court. "Bankruptcy Court" shall mean the United
                     ----------------
States Bankruptcy Court for the District of Maryland, or any other court having jurisdiction over the Bankruptcy Case from time to time, including, but not limited to, the United States District Court for the District of Maryland if and to the extent it withdraws the reference with respect to the Bankruptcy Case, any part thereof or any matter or proceeding therein.

        Section 1.8. Bankruptcy Court Order. "Bankruptcy Court Order" means, as
                     ----------------------
applicable at any time, the Emergency Order, the Interim Order and the Final Order, entered by the Bankruptcy Court, in form and substance satisfactory to Lender in its sole discretion, approving the DIP Loan and this Agreement, and affirming the creation, perfection and priority of the Liens granted by Borrower in favor of Lender pursuant to this Agreement and the other Loan Documents. The Bankruptcy Court Order shall also expressly provide, among other things, that
(i) the Bankruptcy Court's approval of this Agreement shall include approval of all fees and costs payable to Lender hereunder such that (a) no further court approval of such fees and costs shall be necessary, and (b) such fees and costs shall be paid by Borrower to Lender in the time and manner provided herein; and
(ii) neither the professionals employed by Lender in connection with the Loan nor the fees and costs charged by such professionals shall be subject to any of the provisions of the Bankruptcy Code, the Federal Rules of Bankruptcy Procedure, and/or local bankruptcy rules or orders concerning or governing the employment or compensation of professionals.

        Section 1.9. Base Rate. "Base Rate" means a rate of interest equal to
                     ---------
five percent (5%) above the Prime Rate of Interest.

        Section 1.10.  Borrower. "Borrower" has the meaning set forth in the
                       --------
Preamble.

        Section 1.11.  Business Day. "Business Day" means a day other than a
                       ------------
Saturday, Sunday or other day on which commercial banks in Philadelphia, Pennsylvania or Baltimore, Maryland are authorized or required by law to close, or a day on which Lender is closed.

        Section 1.12.  Capital Lease. "Capital Lease" means a lease with respect
                       -------------
to which the lessee is required to recognize the acquisition of an asset and the incurrence of a liability in accordance with GAAP.

        Section 1.13.  Cash and Operating Report. "Cash and Operating Report"
                       -------------------------
has the meaning set forth in Section 6.1.

        Section 1.14.  Cash Collateral Stipulation. "Cash Collateral
                       ---------------------------
Stipulation" means a stipulation or consent order, in form and substance satisfactory to Lender and its counsel, pursuant to which Borrower is permitted to use the proceeds of Property of Borrower in which Lender holds a pre-petition Lien.

        Section 1.15.  Carve-Out. "Carve-Out" has the meaning set forth in
                       ---------
Section 3.2.

        Section 1.16.  Changed Circumstances. "Changed Circumstances" has the
                       ---------------------
meaning set forth in Section 9.3.

        Section 1.17.  Closing; Closing Date. "Closing" and "Closing Date" have
                       ---------------------
the meanings set forth in Section 5.3.

        Section 1.18.  Collateral. "Collateral" has the meaning set forth in
                       ----------
Section 3.1(c).

        Section 1.19.  Collateral Management Fee. "Collateral Management Fee"
                       -------------------------
has the meaning set forth in Section 2.3(c).

        Section 1.20.  Commitment Fee. "Commitment Fee" has the meaning set
                       --------------
forth in Section 2.3(a).

        Section 1.20a. Committee. "Committee" means the Official Committee of
                       ---------
Unsecured Creditors appointed to act in the Bankruptcy Case.

        Section 1.21.  Commonly Controlled Entity. "Commonly Controlled Entity"
                       --------------------------
means an entity, whether or not incorporated, which is under common control with Borrower within the meaning of Section 4001 of ERISA or is part of a group which includes Borrower and which is treated as a single employer under Section 414 of the Code.

        Section 1.22.  Contingent Obligation. "Contingent Obligation" means,
                       ---------------------
with respect to any Person any obligation (except the endorsement in the ordinary course of business of instruments for deposit or collection) of such Person guaranteeing or in effect guaranteeing any

Debt of any other Person (for the purpose of this definition, the "Primary Obligor") in any manner, whether directly or indirectly, including (without limitation) Debt incurred through an agreement, contingent or otherwise, by such
Person:

                       (a) to purchase such Debt of the Primary Obligor or any Property or assets constituting security therefor;

                       (b) to advance or supply funds

                           (i)  for the purpose of payment of such Debt, or

                           (ii) to maintain working capital or other balance
sheet condition or any income statement condition of the Primary Obligor or otherwise to advance or make available fun & for the purchase or payment of such Debt or obligation; or

                       (c) to lease Property or to purchase securities or other Property or services primarily for the purpose of assuring the owner of such Debt or obligation of the ability of the Primary Obligor to make payment of the Debt or obligation.

For purposes of computing the amount of any Contingent Obligation, in connection with any computation of Debt or other obligation, it shall be assumed that, without duplication, the Debt or other obligation of the Primary Obligor that is the subject of such Contingent Obligation is a direct obligation of the issuer of such Contingent Obligation.

        Section 1.23.  Controlled Group. "Controlled Group" means a "controlled
                       ----------------
group" within the meaning of Section 4001 (b) of ERISA.

        Section 1.24.  Contractual Obligation. "Contractual Obligation" means,
                       ----------------------
as to any Person, any provision of any security issued by such Person or of any material agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound the breach of which could reasonably be expected to have a Material Adverse Effect.

        Section 1.25.  Debt. "Debt" means, for any Person: (a) obligations
                       ----
created, issued or incurred by such Person for borrowed money (whether by loan, the issuance and sale of debt securities or the sale of property to another Person subject to an understanding or agreement, contingent or otherwise, to repurchase such property from such Person); (b) obligations of such Person to pay the deferred purchase or acquisition price of property or services, other than trade accounts payable arising, and accrued expenses incurred, in the ordinary course of business so long as such trade accounts payable are payable within 90 days of the date the respective goods are delivered or the respective services are rendered; (c) indebtedness of others secured by a Lien on the property of such Person, whether or not the respective indebtedness so secured has been assumed by such Person (but excluding any such Debt to the extent that such Debt exceeds the fair market value of such assets, as established by Borrower to the reasonable satisfaction of

Lender, unless such Debt is assumed by such Person); (d) the non-contingent obligations of such Person under letters of credit or similar instruments issued or accepted by banks and other financial institutions for the account of such Person; (e) obligations under Capital Leases of such Person; (f) Contingent Obligations of such Person; (g) all non-contingent payment obligations of such Person under any interest rate protection agreement (including without limitation any interest rate swaps, caps, floors, collars and similar agreements) and currency swaps and similar agreements; (h) the liability of such Person in respect of banker's acceptances and the estimated liability under any participating mortgage, convertible mortgage or similar arrangement; (i) all indebtedness, payment obligations and contingent obligations of any partnership in which such Person holds a general partnership interest but only if and to the extent such Person has recourse liability for such obligations; and o) all obligations, liabilities, reserves and any other items that would be listed as a liability on a balance sheet of such Person determined on a consolidated basis in accordance with GAAP, but excluding all general contingency reserves and reserves for deferred income taxes and investment credit and excluding trade accounts payable excluded from this definition pursuant to clause (b) above.

        Section 1.26.  Damage Lawsuit. "Damage Lawsuit" has the meaning set
                       --------------
forth in Section 9.4.

        Section 1.27.  Default Rate. "Default Rate" means a rate per annum equal
                       ------------
to two and one-half percent (2-1/2%) above the then applicable Base Rate.

        Section 1.28.  DIP Loan. "DIP Loan" has the meaning set forth in
                       --------
Section 2. 1 (a).

        Section 1.29.  Default. "Default" means any of the events specified in
                       -------
Section 8.1 whether or not any requirement for the giving of notice, the lapse of time, or both, or any other condition precedent therein set forth, has been satisfied.

        Section 1.30.  Distribution. "Distribution" means, in respect of any
                       ------------
corporation or limited liability company, (a) dividends, distributions or other payments on account of any capital stock of the corporation or interests in the limited liability company (except distributions in common stock of such corporation); (b) the redemption or acquisition of such stock or interests or of warrants, rights or other options to purchase such stock or interests (except when solely in exchange for common stock of such corporation); and (c) any payment on account of, or the setting apart of any assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement or other acquisition of any share of any class of capital stock of such corporation or of interests in such limited liability company or any warrants or options to purchase any such stock or interests.

        Section 1.31.  Dollars and $. "Dollars" and 'T' mean dollars in lawful
                       -------------
currency of the United States of America.

        Section 1.32.  Emergency Loan Amount. "Emergency Loan Amount" has the
                       ---------------------
meaning set forth in Section 2.1 (a).

        Section 1.33.  Emergency Order. "Emergency Order" means an order entered
                       ---------------
by the Bankruptcy Court, on an emergency basis and pending an interim hearing on approval of this Agreement and the Loan hereunder, which Emergency Order is acceptable to Lender and its counsel, which allows and authorizes Borrower to borrow from Lender an amount up to the Emergency Loan Amount.

        Section 1.34.  Environmental Laws. "Environmental Laws" means any and
                       ------------------
all foreign, Federal, state, local or municipal laws, rules, orders, regulations, statutes, ordinances, codes, decrees or binding requirements of any Governmental Authority, or binding Requirement of Law (including common law) regulating, relating to or imposing liability or standards of conduct concerning protection of the environment, as now or may at any time hereafter be in effect.

        Section 1.35.  ERISA. "ERISA" means the Employee Retirement Income
                       -----
Security Act of 1974, as amended.

        Section 1.36.  Event of Default. "Event of Default" and "Events of
                       ----------------
Default" have the meanings set forth in Section 8.1.

        Section 1.37.  Filing Date. "Filing Date" means the date on which
                       -----------
Borrower commenced the Bankruptcy Case.

        Section 1.38.  Final Order. "Final Order" means an order entered by the
                       -----------
Bankruptcy Court approving this Agreement and the DIP Loan hereunder on a final basis, which Final Order is acceptable to Lender and its counsel.

        Section 1.39.  First Day Orders. "First Day Orders" means those orders
                       ----------------
(other than the Emergency Order) entered by the Bankruptcy Court as a result of motions and applications filed by the Borrower with the Bankruptcy Court on or about the Filing Date, in each case in form and substance as approved by Lender pursuant to Section 5.1.

        Section 1.40.  GAAP. "GAAP" means at any time with respect to the
                       ----
determination of the character or amount of any asset or liability or item of income or expense, or any consolidation or other accounting computation, generally accepted accounting principles as in effect on the date of, or at the end of the period covered by, the financial statements from which such asset, liability, item of income, or item of expense, is derived, or, in the case of any such computation, as in effect on the date when such computation is required to be determined.

        Section 1.41.  Governmental Authority. "Governmental Authority" means
                       ----------------------
and includes any federal, state, District of Columbia, county, municipal, or other government and any department, commission, board, bureau, agency or instrumentality thereof, whether domestic or foreign, including, without limitation, any "governmental unit" included within (S) 101(27) of the Bankruptcy Code.

        Section 1.42.  Highest Lawful Rate. "Highest Lawful Rate" has the
                       -------------------
meaning set forth in Section 2.6.

        Section 1.43.  Insolvency. "Insolvency" means, with respect to any
                       ----------
Multiemployer Plan, the condition that such Plan is insolvent within the meaning of Section 4245 of ERISA.

        Section 1.44.  Insolvent. "Insolvent" means pertaining to a condition of
                       ---------
Insolvency.

        Section 1.45.  Interim Loan Amount. "Interim Loan Amount" has the
                       -------------------
meaning set forth in Section 2.1(a).

        Section 1.46.  Interim Order. "Interim Order" means an order approving
                       -------------
this Agreement and the DIP Loan hereunder on an interim basis, which Interim Order is acceptable to Lender and its counsel.

        Section 1.47.  Lender. "Lender" has the meaning set forth in the
                       ------
Preamble.

        Section 1.48.  Lien. "Lien" means any mortgage, pledge, hypothecation,
                       ----
assignment, deposit arrangement, encumbrance, lien (statutory or other), charge or other security interest or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement and any Capital Lease having substantially the same economic effect as any of the foregoing).

        Section 1.49.  Loan. "Loan" has the same meaning as DIP Loan set forth
                       ----
in Section 2. 1 (a).

        Section 1.50.  Loan Documents. "Loan Documents" means and includes this
                       --------------
Agreement, the Note, and each and every other document now or hereafter delivered in connection with this Agreement, as any of them may be amended, modified, or supplemented from time to time.

        Section 1.51.  Losses. "Losses" has the meaning set forth in Section
                       ------
10.16.

        Section 1.52.  Material Adverse Effect. "Material Adverse Effect" means
                       -----------------------
a material adverse effect on (a) the business, financial condition or results of operations of Borrower or (b) the ability of Borrower duly and punctually to pay its material Debts or (c) the ability of Borrower duly and punctually to perform its obligations hereunder or under any of the other Loan Documents.

        Section 1.53.  Maximum Loan Amount. "Maximum Loan Amount" has the
                       -------------------
meaning set forth in Section 2.1(a).

        Section 1.54.  Materials of Environmental Concern. "Materials of
                       ----------------------------------
Environmental

Concern" means any gasoline or petroleum (including crude oil or any fraction thereof) or petroleum products or any hazardous or toxic substances, materials or wastes, defined or regulated as such in or under any Environmental Law, including, without limFinancial Printing GroupFinancial Printing GroupConcern" means any gasoline or petroleum (including crude oil or any fraction thereof) or petroleum products or any hazardous or toxic substances, materials or wastes, defined or regulated as such in or under any Environmental Law, including, without limitation, asbestos, polychlorinated biphenyls, and ureaformaldehyde insulation.

        Section 1.55.  Multiemployer Plan. "Multiemployer Plan" means a Plan
                       ------------------
which is a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

        Section 1.56.  Note. "Note" has the meaning set forth in Section 2.1(c).
                       ----

        Section 1.57.  Obligations. "Obligations" has the meaning set forth in
                       -----------
Section 3.1.

        Section 1.58.  PBGC. "PBGC" means the Pension Benefit Guaranty
                       ----
Corporation established pursuant to Subtitle A of Title IV of ERISA.

        Section 1.59.  Permitted Adequate Protection Lien. "Permitted Adequate
                       ----------------------------------
Protection Lien" means any Lien on the Collateral or any portion thereof in favor of any holder of prepetition Debt of Borrower, as approved in writing by Lender and by order of the Bankruptcy Court, for the sole purpose of providing such holder of Debt with "adequate protection" (as that term is used in Bankruptcy Code Sections 361 through 364) to the extent (i) such holder as of the Filing Date held valid, enforceable and non-avoidable Liens in such Collateral of the affected Borrower, and (ii) such holder's interests in such Collateral or portion thereof are or will be impaired or diminished as a result of the use, sale or lease of such Collateral during the Bankruptcy Case.

        Section 1.60.  Permitted Liens.  "Permitted Liens" means: (a) Liens for
                       ---------------
taxes not delinquent, or which are being contested in good faith and by appropriate proceedings which suspend the collection thereof and in respect of which adequate reserves are being maintained on Borrower's books in accordance with GAAP (provided that such proceedings do not, in Lender's sole discretion, involve any substantial danger of the sale, loss or forfeiture of such property or assets or any interest therein); (b) deposits or pledges to secure obligations under workmen's compensation, social security or similar laws, or under unemployment insurance; (c) deposits or pledges to secure bids, tenders, contracts (other than contracts for the payment of money), leases, statutory obligations, surety and appeal bonds and other obligations of like nature arising in the ordinary course of business; (d) mechanic's, workmen's, materialmen's or other like Liens arising in the ordinary course of business with respect to obligations which are not due, or which are being contested in good faith by appropriate proceedings which suspend the collection thereof and in respect of which adequate reserves are being maintained on Borrower's books in accordance with GAAP (provided that such proceedings do not, in Lender's sole discretion, involve any substantial danger of the sale, loss or forfeiture of such property or assets or any interest therein); (e) Liens in favor of Lender; and (f) the Liens set forth on Schedule 1.60.
                               -------------

        Section 1.61.  Person. "Person" means an individual, partnership,
                       ------
corporation, business trust, joint stock company, limited liability company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

        Section 1.62.  Plan. "Plan" means any employee benefit plan which is
                       ----
covered by ERISA and in respect of which the Borrower or a Commonly Controlled Entity is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

        Section 1.63.  Plan of Reorganization. "Plan of Reorganization" means
                       ----------------------
any plan of reorganization or liquidation filed pursuant to Chapter 11 of the Bankruptcy Code by Borrower, by any Affiliate of Borrower, or by any other party in interest in the Bankruptcy Case.

        Section 1.64.  Pre-Petition Debt. "Pre-Petition Debt" means all Debt of
                       -----------------
Borrower to Lender under or in connection with the Credit Agreement between Borrower and Lender, dated as of October 28, 1998 (as amended) and all documents executed pursuant thereto or in connection therewith.

        Section 1.65.  Prime Rate of Interest. "Prime Rate of Interest" means
                       ----------------------
that rate of interest per annum published from time to time in the Wall Street Journal which is designated as the prime rate for domestic commercial banks, or if the Wall Street Journal shall cease to publish such a prime rate, in such other financial publication of recognized standing as Lender shall select.

        Section 1.66.  Professional Carve-Out. "Professional Carve-Out" has the
                       ----------------------
meaning set forth in Section 3.2.

        Section 1.67.  [Reserved]
                       ----------

        Section 1.68.  Prohibited Transaction. "Prohibited Transaction" means a
                       ----------------------
"prohibited transaction" within the meaning of Section 406 of ERISA or Section 4975(c)(1) of the Internal Revenue Code.

        Section 1.69.  Property. "Property" means any interest in any kind of
                       --------
property or asset, whether real, personal or mixed, and whether tangible or intangible.

        Section 1.70.  Receivable. "Receivable" means any receivable of Borrower
                       ----------
generated on a credit card account, revolving account, or installment account, including, without limitation, any interest of Borrower now held or hereafter acquired in any special purpose vehicle Subsidiary and in any receivable generated on a credit card account, revolving account, or installment account, or proceeds thereof, transferred by Borrower in connection with a Securitized Offering ("Residuals").

        Section 1.71.  [RESERVED]
                       ----------

        Section 1.72.  Releasing Parties. "Releasing Parties" has the meaning
                       -----------------
set forth in Section 10.10.

        Section 1.73.  Released Parties. "Released Parties" has the meaning set
                       ----------------
forth in Section 10.10.

        Section 1.74.  Reorganization. "Reorganization" means, with respect to
                       --------------
any Multiemployer Plan, the condition that such plan is in reorganization within the meaning of Section 4241 of ERISA.

        Section 1.75.  Reportable Event. "Reportable Event" means any of the
                       ----------------
events set forth in Section 4043(b) of ERISA, except to the extent that notice thereof has been waived by the PBGC.

        Section 1.76.  Requirement of Law. "Requirement of Law" means, as to any
                       ------------------
Person, the certificate of incorporation, by-laws, operating agreement or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case binding upon such Person or any of its property or to which such Person or any of its property is subject.

        Section 1.77.  Reserve. "Reserve" means the $1,300,000 reserve presently
                       -------
held in connection with the Securitized Offering known as Securitization Pool 1998-1.

        Section 1.78.  Residual Revaluation Fee. "Residual Revaluation Fee" has
                       ------------------------
the meaning set forth in the Section 2.3(a).

        Section 1.78a. Residuals. "Residuals" has the meaning given to such fees
                       ---------
as in Section 1.70.

        Section 1.79.  Responsible Officer. "Responsible Officer" means the
                       -------------------
chief executive officer, president, or chief financial officer.

        Section 1.80.  Revolving Credit Loan. "Revolving Credit Loan" has the
                       ---------------------
meaning set forth in Section 2.1(b).

        Section 1.81.  Securitized Offering. "Securitized Offering" shall mean
                       --------------------
an offering of notes or other securities backed by receivables similar to the Receivables, pursuant to which such receivables are transferred by the Borrower to another Person making the offering.

        Section 1.82.  Schedules of Receivables. "Schedule of Receivables" means
                       ------------------------
the computer records (which may consist of a CD-Rom) containing a true and complete list of all of the Receivables owned by the Borrower.

        Section 1.83.  Single Employer Plan. "Single Employer Plan" means any
                       --------------------
Plan which is covered by Title IV of ERISA, but which is not a Multiemployer
Plan.

        Section 1.84.  Stay Termination Date. "Stay Termination Date" has the
                       ---------------------
meaning set forth in Section 9.1.

        Section 1.85.  Subsidiary. "Subsidiary" means, as to any Person, (i) any
                       ----------
corporation, limited liability company, company or trust of which 50% or more (by number of shares or number of votes) of the outstanding capital stock, interests, shares or similar items of beneficial interest normally entitled to vote for the election of one or more directors, members or trustees (regardless of any contingency which does or may suspend or dilute the voting rights) is at such time owned directly or indirectly by such person or one or more of such Person's Subsidiaries, or any partnership of which such Person is a general partner or of which 50% or more of the partnership interests is at the time directly or indirectly owned by such Person or one or more of such Person's Subsidiaries, and (ii) any corporation, company, trust, partnership or other entity which is controlled or capable of being controlled by such Person or one or more of such Person's subsidiaries.

        Section 1.86.  Success Fee. "Success Fee" has the meaning set forth in
                       -----------
Section 2.3(d).

        Section 1.87.  Taxes.  "Taxes" has the meaning set forth in Section 2.9.
                       -----

        Section 1.88.  Term.  "Term" has the meaning set forth in Section 2.7.
                       ----

        Section 1.89.  UCC. "UCC" means the Uniform Commercial Code as in effect
                       ---
in any applicable jurisdiction.

        Section 1.90.  Unused Line Fee. "Unused Line Fee" has the meaning set
                       ---------------
forth in Section 2.3(b).

        Section 1.91.  UST Fees. "UST Fees" has the meaning set forth in
                       --------
Section 3.2.

        Section 1.92.  Year 2000 Compliant. "Year 2000 Compliant" means that the
                       -------------------
Systems (as defined in Section 4.27) are designed to be used prior to, during and after the Gregorian calendar year 2000 A.D. and operate during each such time period without error relating to date data, specifically including any error relating to, or the product of, date data which represents or references different centuries or more than one century.

        Section 1.93.  Other Definitional Provisions.
                       -----------------------------

                       (a) The following terms which are defined in the UCC in effect in any jurisdiction in which any of the Collateral may be located on the date hereof are used herein as so defined: Accounts, Chattel Paper, Documents, Equipment, General Intangibles, Instruments, Investment Property, and Proceeds; provided, however, that the term "Account" or "Accounts" as used herein shall also in any event include the Receivables, whether or not Receivables may constitute "accounts" or "general intangibles" as defined in the UCC.

                       (b) Unless the context of this Agreement otherwise clearly requires, references to the plural include the singular, the singular the plural and the part the whole, "or" has the inclusive meaning represented by the phrase "and/or," and "including" has the meaning represented by the phrase "including without limitation." References in this Agreement to "determination" of or by Lender shall be deemed to include good faith estimates by Lender (in the case of quantitative determinations) and good faith beliefs by Lender (in the case of qualitative determinations). Whenever Lender is granted the right herein to act in its sole discretion or to grant or withhold consent such right shall be exercised in good faith. All references herein to the "knowledge of' or "best knowledge of' Borrower shall be deemed to refer to the knowledge of a Responsible Officer thereof. The words "hereof," "herein," "hereunder", "hereby" and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. The section and other headings contained in this Agreement are for reference purposes only and shall not control or affect the construction of this Agreement or the interpretation thereof in any respect. Section, subsection, schedule and exhibit references are to this Agreement unless otherwise specified.

                       (c) Except as otherwise provided in this Agreement, all computations and determinations as to accounting or financial matters and all financial statements to be delivered pursuant to this Agreement shall be made and prepared in accordance with GAAP (including principles of consolidation where appropriate) applied on a basis consistent (except for changes concurred in by Borrower's independent public accountants) with the financial statements . contained in the Borrower's form 10-K filed in respect of Borrower's fiscal year ended December 31, 1999. As used herein and in the Note, and any certificate or other document made or delivered pursuant hereto, accounting terms relating to Borrower not otherwise defined herein shall have the respective meanings given to them under GAAP.

                                  ARTICLE II.

                                   DIP LOAN

        Section 2.1.   Terms.
                       -----

                       (a) Subject to the terms and conditions of this Agreement, Lender hereby agrees to make revolving loans available to Borrower in the aggregate principal amount not to exceed Five Million Dollars ($5,000,000) (the "Maximum Loan Amount") at any time outstanding; provided, however, that the
                                                     --------  -------
maximum aggregate principal amount of credit extended by Lender to Borrower hereunder (the "DIP Loan") that may be outstanding at any time after entry of the Emergency Order but prior to entry of the Interim Order is Two Hundred Fifty Thousand Dollars ($250,000) (the "Emergency Loan Amount"); the maximum DIP Loan extended by Lender to Borrower that may be outstanding at any time after entry of the Interim Order but prior to entry of the Final Order (including the Emergency Loan Amount) is One Million Four Hundred Thousand Dollars ($1,400,000) (the "Interim Loan Amount"); and the maximum DIP Loan extended by Lender to Borrower that may be outstanding at any time after entry of the Final Order (including the Interim Loan Amount) is the Maximum Loan Amount.

Notwithstanding the foregoing, the maximum principal amount outstanding under the DIP Loan at any time, when aggregated with the principal amount under the Credit Agreement between Borrower and Lender dated as of October 28, 1998 shall not exceed twenty million dollars ($20,000,000).

                       (b) The DIP Loan will be in the nature of a revolving line of credit. Each advance under this line of credit shall be deemed to be a "Revolving Credit Loan". The DIP Loan will include sums advanced and other credit extended by Lender to or for the benefit of Borrower from time to time under this Article II up to the Maximum Loan Amount upon the request of Borrower and pursuant to the terms and conditions of Section 2.2 below. The outstanding principal balance of the DIP Loan may fluctuate from time to time, to be reduced by repayments made by Borrower (which may be made without penalty or premium), and to be increased by future Revolving Credit Loans, advances and other extensions of credit to or for the benefit of Borrower, and will be due and payable in full upon the expiration of the Term.

                       (c) At Closing, Borrower will execute and deliver to Lender a promissory note evidencing Borrower's unconditional obligation to repay Lender for the Revolving Credit Loans, advances, and other extensions of credit made under the DIP Loan, in the form of Exhibit A to this Agreement (the
                                        ---------
"Note"), dated the date hereof, payable to the order of Lender in accordance with the terms thereof. The Note will bear interest from the date thereof until repaid in full, with interest payable monthly in arrears, on any and all amounts outstanding under, or as a result of, Revolving Credit Loans, on the first Business Day of each month, at a rate per annum (on the basis of the actual number of days elapsed over a year of 360 days) equal to the Base Rate, provided that upon the occurrence and during the continuance of an Event of Default such rate will be equal to the Default Rate. Each Revolving Credit Loan, advance and other extension of credit will be deemed evidenced by the Note, which is deemed incorporated by reference herein and made a part hereof.

        Section 2.2.   Loan Administration. Borrowings under the DIP Loan will
                       -------------------
be as follows:

                       (a) A request for a Revolving Credit Loan will be made, or will be deemed to be made, in the following manner: (i) Borrower may give Lender written notice of its intention to borrow, in which notice Borrower will, specify the amount of the proposed borrowing and the proposed borrowing date, not later than 2:00 p.m. Eastern time one (1) Business Day prior to the proposed borrowing date; provided, however, that no such request may be made at a time
                --------  -------
when a Default or Event of Default has occurred and is continuing; and (ii) prior to the occurrence and continuance of a Default or Event of Default, the becoming due of any amount required to be paid under this Agreement, whether as interest or for any other Obligations, will be deemed irrevocably to be a request for a Revolving Credit Loan on the due date in the amount required to pay such interest or other Obligation.

                       (b) Borrower hereby irrevocably authorizes Lender to disburse the proceeds of each Revolving Credit Loan requested, or deemed to be requested, as follows: (i) the proceeds of each Revolving Credit Loan requested under subsection 2.2(a)(i) will be disbursed by Lender by wire transfer to an account specified in writing by Borrower; and (ii) the proceeds of each Revolving Credit Loan requested under subsection 2.2(a)(ii) will be disbursed by Lender by way of direct payment of the relevant interest or other Obligation.

                       (c) All Revolving Credit Loans, advances and other extensions of credit to or for the benefit of Borrower will constitute one general Obligation of Borrower, and will be secured by Lender's Lien upon all of the Collateral.

                       (d) Lender will enter all Revolving Credit Loans as debits to a loan account in the name of Borrower and will also record in said loan account all payments made by Borrower on any Obligations and all proceeds of Collateral which are indefeasibly paid to Lender, and may record therein, in accordance with customary accounting practice, other debits and credits, including interest and all charges and expenses properly chargeable to Borrower. Except in the case of manifest error in computation, such loan account will be conclusive and binding on Borrower as to the amount at any time due to Lender from Borrower under this Agreement and the Note. All payments or other collections by Lender on or with respect to the Obligations will be applied first to fees, costs, and expenses due and owing under the Loan Documents (in such order of priority as Lender may elect in its sole discretion), then to interest due and owing under the Loan Documents, then to principal outstanding with respect to Revolving Credit Loans, and then to the Pre-Petition Debt.

        Section 2.3.   Fees.
                       ----

                       (a) As partial consideration for Lender's commitment to enter into this Agreement, Borrower unconditionally agrees to pay to Lender (i) a commitment fee equal to four percent (4.0%) of the Maximum Loan Amount (the "Commitment Fee") and (ii) a residual revaluation fee equal to $100,000 (the "Residual Revaluation Fee"), each such fee payable upon entry of the Interim Order.

                       (b) Borrower unconditionally agrees to pay to Lender a monthly unused line fee (the "Unused Line Fee") equal to a rate per annum (on the basis of the actual number of days elapsed in a year of 360 days) of one-half of one percent (0.5%) of the average daily amount by which the Maximum Loan Amount exceeds the outstanding principal balance of the Revolving Credit Loans during the preceding month. The Unused Line Fee will be payable monthly in arrears on the first Business Day of each successive calendar month.

                       (c) Borrower unconditionally agrees to pay to Lender a monthly collateral management fee (the "Collateral Management Fee") equal to $15,000, which fee shall include any collateral management fee payable with respect to the Pre-Petition Debt. The Collateral Management Fee will be payable monthly in advance on the first Business Day of each successive calendar month.

                       (d) Borrower unconditionally agrees to pay to Lender, on the effective date of any Plan of Reorganization, a fee of $350,000; in addition, Borrower shall pay to Lender that percentage of an additional $350,000 as equals the percentage distribution to unsecured creditors under such plan, payable as and when such distribution is made, but in any event on the first anniversary of the effective date of such plan (the "Success Fee").

                       (e) Borrower will pay to Lender an audit fee of nine hundred dollars ($900.00) per day and all out-of-pocket audit and appraisal fees in connection with audits and appraisals of Borrower's books and records and such other matters as Lender will deem appropriate, which will be due and payable within thirty days (30) after issuance by Lender of a request for payment thereof to Borrower.

                       (f) Borrower will pay to Lender, on demand, any and all fees, costs or expenses which Lender pays to a bank or other similar institution arising out of or in connection with (i) the forwarding to Borrower or any other Person on behalf of Borrower, by Lender, of proceeds of Revolving Credit Loans made by Lender to Borrower pursuant to this Agreement, and (ii) the depositing for collection by Lender of any check or item of payment received or delivered to Lender on account of the Obligations.

        Section 2.4.   Payments.
                       --------

                       (a) Principal payable on account of Revolving Credit Loans will be payable by Borrower to Lender immediately upon the earlier of (i) the occurrence of an Event of Default in consequence of which the DIP Loan and the maturity of the payment of the Obligations are accelerated by Lender, or
(ii) the termination of this Agreement pursuant to Section 2.7 hereof.

                       (b) In the event the Cash and Operating Report submitted by Borrower at the end of any month reflects a positive variance of 20% or more in "change in cash" from the projected amount thereof (the "Excess Cash Flow"), Borrower shall pay the full amount of such Excess Cash Flow to Lender no later than one (1) Business Day after submission of such Cash and Operating Report, to be applied to the Obligations other than the Pre-Petition Debt; provided,
                                                                --------
however, that Borrower shall not be obliged to make any payment hereunder that would cause Borrower's cash-on-hand to drop below $500,000.

                       (c) Interest accrued on the Revolving Credit Loans will be due and payable on the earliest of (i) the first Business Day of each month (for the immediately preceding month), computed as of the last calendar day of the preceding month, (ii) the occurrence of an Event of Default in consequence of which the DIP Loan and the maturity of the payment of the Obligations are accelerated, or (iii) the termination of this Agreement pursuant to Section 2.7 hereof.

                       (d) Except to the extent otherwise set forth in this Agreement, all payments of principal and of interest on the DIP Loan, and all other charges and any other obligations of Borrower hereunder, will be made to Lender in immediately available funds not later than 2:00 p.m. Eastern time on the date when due, at its offices at 11 Penn Center, 1835 Market Street, Philadelphia, PA, or at such other place as may be designated by Lender.

        Section 2.5.   Use of Proceeds. The proceeds of Lender's advances under
                       ---------------
the DIP Loan will be used solely for working capital for Borrower and any
                          ------
compensation and reimbursement of expenses to professionals allowed and payable under 11 U.S.C. (S)(S) 330 and 331 in the amounts, and for the purposes, reflected on the then most recent Cash and Operating Report. Provided that Borrower is not in default hereunder, such proceeds may be used by Borrower to finance the purchase of new Receivables with the express written consent of Lender. Notwithstanding the foregoing, Lender specifically consents to and authorizes Borrower to pay off the balance due under the Securitized Offering known as Securitization Pool 1998-1 in the approximate amount of $810,000.

        Section 2.6.   Interest Rate Limitation. The parties intend to conform
                       ------------------------
strictly to the applicable usury laws in effect from time to time during the term of the DIP Loan. Accordingly, if any transaction contemplated hereby would be usurious under such laws, then notwithstanding any other provision hereof:
(i) the aggregate amount of all interest that is contracted for, charged, or received under this Agreement or under any other Loan Document will not exceed the maximum amount of interest allowed by applicable law (the "Highest Lawful Rate"), and any excess will be promptly credited to Borrower by Lender (or, to the extent that such consideration will have been paid, such excess will be promptly refunded to Borrower by Lender); (ii) neither Borrower nor any other Person now or hereafter liable hereunder will be obligated to pay the amount of such interest to the extent that it is in excess of the Highest Lawful Rate; and
(iii) the effective rate of interest will be reduced to the Highest Lawful Rate. All sums paid, or agreed to be paid, to Lender for the use, forbearance, and detention of the debt of Borrower to Lender will, to the extent permitted by applicable law, be allocated throughout the full term of the Note until payment is made in full so that the actual rate of interest does not exceed the Highest Lawful Rate in effect at any particular time during the full term thereof. If at any time the rate of interest under the Note exceeds the Highest Lawful Rate, the rate of interest to accrue pursuant to this Agreement will be limited, notwithstanding anything to the contrary herein, to the Highest Lawful Rate, but any subsequent reductions in the Base Rate will not reduce the interest to accrue pursuant to this Agreement below the Highest Lawful Rate until the total amount of interest accrued equals the amount of interest that would have accrued if a varying rate per annum equal to the interest rate under the Note had at all times been in effect. If the total amount of interest paid or accrued pursuant to this Agreement under the foregoing provisions is less than the total amount of interest that would have accrued if a varying rate per annum equal to the interest rate under the Note had been in effect, then Borrower agrees to pay to Lender an amount equal to the difference between (i) the lesser of (x) the amount of interest that would have accrued if the Highest Lawful Rate had at all times been in effect, or (y) the amount of interest that would have accrued if a varying rate per annum equal to the interest rate under the Note had at all times been in effect, and (ii) the amount of interest accrued in accordance with the other provisions of this Agreement.

        Section 2.7.   Term.
                       ----

                       (a) Subject to Lender's right to cease making Revolving Credit Loans to Borrower as provided in this Agreement, and subject to earlier termination as provided below in this Section 2.7, this Agreement will automatically terminate on the date which is one (1) year after the Closing Date.

                       (b) Notwithstanding anything herein to the contrary, Lender may terminate this Agreement upon three (3) Business Days' notice to Borrower and the Committee upon or after the occurrence and during the continuance of an Event of Default.

                       (c) This Agreement will also terminate immediately and automatically upon the effective date of a Plan of Reorganization in the Bankruptcy Case.

                       (d) Subject to the provisions of Section 9.1, all of the Obligations will be immediately due and payable upon the termination of this Agreement. All undertakings, agreements, covenants, warranties, and representations of Borrower contained in the Loan Documents will survive any such termination and Lender will retain its Liens in the Collateral and all of its rights and remedies under the Loan Documents and under the Bankruptcy Court Order notwithstanding such termination until Borrower has paid the Obligations to Lender, indefeasibly and in full, in immediately available funds.

                       (e) Notwithstanding any provision of this Agreement which makes reference to the continuance of an Event of Default, nothing in this Agreement will be construed to permit Borrower to cure an Event of Default following the lapse of the applicable cure period, and Borrower will have no such right in any instance unless specifically granted in writing by Lender. No consent by Lender to the curing of any particular Event of Default following the lapse of any applicable grace or cure period shall operate or be construed as the consent of Lender to the curing of any other or future Event of Default. Notwithstanding the foregoing, nothing set forth herein shall preclude Borrower or the Committee from seeking appropriate relief from the Bankruptcy Court upon receipt of the notice required by Subsection (b) above.

        Section 2.8.   Requirements of Law.
                       -------------------

                       (a) In the event that any change after the date of this Agreement in any Requirement of Law or in the interpretation, or application thereof or compliance by Lender with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority made subsequent to the date hereof:

                                (i)   shall subject Lender to any tax of any
kind whatsoever with respect to this Agreement, the Note or any Revolving Credit Loan made by it, or change the basis of taxation of payments to Lender in respect thereof (except for taxes covered by Section 2.9 and taxes on the overall net income, gross receipts or revenue of Lender);

                                (ii)  shall impose, modify or hold applicable
any reserve, special deposit or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, loans or other extensions of credit by, or any other acquisition of funds by, any office of Lender which is not otherwise included in the determination of the interest rate on any Revolving Credit Loan hereunder; or

                                (iii) shall impose on Lender any other
condition;

and the result of any of the foregoing is to increase the cost to Lender, by an amount which Lender reasonably deems to be material, of making, continuing or maintaining Revolving Credit Loans or to reduce any amount receivable hereunder in respect thereof then, in any such case, Borrower shall as promptly as practicable pay Lender, upon its demand, any additional amounts necessary to compensate Lender for such increased cost or reduced amount receivable. If Lender becomes entitled to claim any additional amounts pursuant to this subsection, it shall as promptly as practicable notify Borrower of the event by reason of which it has become so entitled. A certificate as to any additional amounts payable pursuant to this subsection submitted by Lender to Borrower shall be conclusive in the absence of manifest error. This covenant shall survive the termination of this Agreement and the payment of the Note and all other amounts payable hereunder. If any amount is refunded to Lender, Lender will promptly reimburse Borrower for amounts paid in respect of the refunded amount.

                       (b) In the event that Lender shall have determined that any change after the date of this Agreement in any Requirement of Law regarding capital adequacy or in the interpretation or application thereof or compliance by Lender or any corporation controlling Lender with any request or directive regarding capital adequacy (whether or not having the force of law) from any Governmental Authority made subsequent to the date hereof does or shall have the effect of reducing the rate of return on Lender's or such corporation's capital as a consequence of its obligations hereunder to a level below that which Lender or such corporation could have achieved but for such change or compliance (taking into consideration Lender's or such corporation's policies with respect to capital adequacy) by an amount reasonably deemed by Lender to be material, then from time to time, after submission as promptly as practicable by Lender to Borrower of a written request therefor, Borrower shall pay to Lender such additional amount or amounts as will compensate Lender for such reduction.

                       (c) Lender agrees that it will use reasonable efforts in order to avoid or to minimize, as the case may be, the payment by the Borrower of any additional amount under subsections 2.8(a) and (b); provided, however,
                                                           --------  -------
that Lender shall not be obligated to incur any expense, cost or other amount in connection with utilizing such reasonable efforts.

        Section 2.9.   Taxes. All payments made by Borrower under this Agreement
                       -----
and the Note shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, excluding net income taxes and franchise or gross receipts taxes (imposed in lieu of net income taxes) imposed on Lender as a result of a present or former connection between the jurisdiction of the government or taxing authority imposing such tax and Lender or any political subdivision or taxing authority thereof or therein (all such non-excluded taxes, levies, imposts, duties, charges, fees, deductions and withholdings being hereinafter called "Taxes"). Except as provided in the penultimate sentence of this Section 2.9, if any Taxes are required to be withheld from any amounts payable to Lender hereunder or under the Note, the amounts so payable to Lender shall be increased to the extent necessary to yield to Lender (after payment of all Taxes) interest or any such other amounts payable hereunder at the rates or in the Chattel Paper, Instruments, and Documents;

amounts specified in this Agreement and the Note. Whenever any Taxes are payable by Borrower, as promptly as possible thereafter Borrower shall send to Lender a certified copy of an original official receipt received by Borrower showing payment thereof. If Borrower fails to pay any Taxes when due to the appropriate taxing authority or fails to remit to Lender the required receipts or other required documentary evidence, Borrower shall indemnify Lender for any incremental taxes, interest or penalties that may become payable by Lender as a result of any such failure. If as a result of a payment by Borrower of Taxes pursuant to this subsection Lender receives a tax benefit or tax savings such as by receiving a credit against, refund of, or reduction in Taxes which Lender would not have received but for the payment by Borrower of Taxes pursuant to this subsection, then Lender shall promptly pay to Borrower the amount of such credit, refund, reduction or any other similar item. The agreements in this subsection shall survive the termination of this Agreement and the payment of the Note and all other amounts payable hereunder.

                                 ARTICLE III.

                                  COLLATERAL

        Section 3.1.   Generally.
                       ---------

                       (a) As security for the Pre-Petition Debt (subject to
Section 3.10 below) and the payment of all liabilities of Borrower to Lender under the Loan Documents or in respect of the transactions contemplated therein, including without limitation: (1) indebtedness evidenced under the Note, repayment of the Revolving Credit Loans, advances and other extensions of credit, all fees and charges owing by Borrower, and all other liabilities and obligations of every kind or nature whatsoever of Borrower to Lender whether now existing or hereafter incurred, joint or several, matured or unmatured, direct or indirect, primary or secondary, related or unrelated, due or to become due, including but not limited to any extensions, modifications, substitutions, increases and renewals thereof, (2) the payment of all amounts advanced from time to time by Lender to preserve, protect, defend, and enforce its rights hereunder and in the following property in accordance with the terms of this Agreement, and (3) the payment of all fees, expenses and taxes incurred by Lender in connection therewith, to the extent the same are to be paid or reimbursed by Borrower pursuant to the provisions of the Loan Documents, including but not limited to Section 10.1 hereof (collectively, the "Obligations"), Borrower hereby assigns and grants to Lender pursuant to Sections 364(c)(1), 364(c)(2), and 364(d) of the Bankruptcy Code and subject only to non-avoidable, perfected, consensual Liens thereon (if any) as of the day immediately preceding the Filing Date, a continuing first priority Lien on and security interest in, upon, and to all of Borrower's right, title and interest in, upon and to all of its personal property (subject to Section 3.10 below), whether tangible or intangible, choate or inchoate, whether now owned, leased, or hereafter created, acquired or reacquired, including, without limitation, the following property and all accessions thereto and replacements thereof and substitutions therefor:

                                (i)   All Accounts, Inventory, Equipment,
General Intangibles,

                                (ii)  All moneys, securities and other property
and the proceeds thereof, now or hereafter held or received by, in transit to, in possession of, or under the control of Lender or a bailee or Affiliate of Lender, from or for Borrower, whether for safekeeping, pledge, custody, transmission, collection or otherwise, and all of Borrower's deposits (general or special), balances, sums and credits with Lender at any time existing;

                                (iii) All deposit accounts;

                                (iv)  All Investment Property;

                                (v)   All ownership rights, privileges and
interests in any Person, including, without limitation, (A) the right to receive distributions at any time in cash or other property, and (B) the right to any specific property of such Person;

                                (vi)  All causes of action of the Borrower or
its estate under Sections 544, 547, 548, 549 and 550 of the Bankruptcy Code (the "Avoidance Actions"); and

                                (vii) The cash and non-cash Proceeds (including,
without limitation, insurance proceeds) of all of the foregoing, as well as any cash proceeds of non-cash proceeds of the foregoing.

                       (b) As further security for payment and performance of the Obligations, but subject to the Permitted Liens, as to all real property the title to which is held by Borrower, or the possession of which is held by Borrower pursuant to a leasehold interest, Borrower hereby assigns and conveys as security, grants a security interest in, and (as applicable under relevant state law) conveys security title to, hypothecates, mortgages, pledges and sets over unto Lender (with the priorities described in the Bankruptcy Court Order) all of the right, title and interest of Borrower in, to and under all of such owned real property and in all such leasehold interests, together in -each case with all of the right, title and interest of Borrower in and to all buildings, improvements, and fixtures related thereto, all leases and subleases thereof or any portion thereof, all general intangibles relating thereto and all proceeds thereof. Borrower acknowledges that, pursuant to the Bankruptcy Court Order, the Liens in favor of Lender in all of such real property and leasehold instruments shall be perfected without the recordation of any mortgages, deeds of trust, deeds to secure debt or assignments. Borrower further agrees that, upon the request of Lender, Borrower shall enter into separate fee and leasehold mortgages, deeds of trust, deeds to secure debt, collateral assignments or similar instruments in recordable form with respect to such properties on terms reasonably satisfactory to Lender.

                       (c) The right, title and interest of Borrower in the personal property and real property described in this Section 3. 1, and in which Lender shall have been granted a Lien as herein provided, is herein sometimes collectively referred to as the "Collateral."

        Section 3.2.  Carve-Out. The superiority claim of Lender and
                      ---------
post-petition Liens granted to Lender under Section 364 of the Code and the protections and priorities provided to Lender under Bankruptcy Code Section 507(b) are subject only to the following (the "Carve-Out"): (i) in the event of the occurrence and during the continuance of an Event of Default or an event that would constitute an Event of Default with the giving of notice or lapse of time or both, claims for the payment of unpaid professional fees and disbursements incurred by the Borrower and any statutory committees appointed in this case for professionals retained pursuant to Bankruptcy Code Sections 327 or 1102, as may be allowed pursuant to Bankruptcy Code Sections 330 and 331, up to a maximum of $1,250,000 (the "Professional Carve-Out"); and (B) fees required to be paid to the Office of the United States Trustee under 28 U.S.C. Section 1930 (the "UST Fees"); provided, however, that the Carve-Out will not be available to
                  --------  -------
pay Professional Fees and disbursements incurred in connection with presenting any claims or causes of action against Lender and/or challenging any Lien of Lender with respect to the Obligations.

        Notwithstanding the foregoing, so long as a Default or Event of Default shall not have occurred and be continuing, the Borrower shall be permitted to pay compensation and reimbursement of expenses allowed and payable under Sections 330 and 331 of the Bankruptcy Code, as the same may be due and payable, provided that any such payment shall reduce the Professional Carve Out dollar for dollar.

        Section 3.3  Lien Documents. At closing and thereafter as Lender deems
                     ---------------
necessary in its sole discretion, Borrower will execute and deliver to Lender, or have executed and delivered (all in form and substance satisfactory to Lender in its sole discretion):

                (a) UCC-1 Financing Statements pursuant to the UCC in effect in the jurisdiction(s) in which Borrower operates, which Lender may file in any jurisdiction where any Collateral is or may be located and in any other jurisdiction that Lender deems appropriate; provided that a carbon,
                                            --------
photographic, or other reproduction or other copy of this Agreement or of a financing statement is sufficient as and may be filed in lieu of a financing statement; and
                (b) Any other agreements, documents, instruments (including, but not limited to, deeds of trusts, deeds to secure debt and mortgages), and writings deemed necessary by Lender or as Lender may otherwise request from time to time in its sole discretion to evidence, perfect, or protect Lender's Liens in the Collateral required hereunder.

        Section 3.4.  Collateral Administration.
                      --------------------------
                (a) All Collateral (except deposit accounts) described in
Section 3.1(a) will at all times be kept by Borrower at its principal offices as set forth on Schedule 4.14 hereto and will not, without 30 days prior written
             -------------
notice to Lender, be moved therefrom.

                       (b) Borrower will keep accurate and complete records of its Accounts, including, without limitation, the Receivables, and all payments and collections thereon, and Borrower will submit to Lender on such periodic basis as Lender may reasonably request a collections report for the preceding period, in form satisfactory to Lender. If requested by Lender during the existence of an Event of Default, Borrower will execute and deliver to Lender formal written assignments of all of its Accounts weekly or daily, which will include all Accounts that have been created since the-date of the last assignment, together with copies of claims, invoices or other information related thereto.

                       (c) After an Event of Default has occurred, any of Lender's officers, employees or agents will have the right, at any time or times hereafter, in the name of Lender, any designee of Lender or Borrower, to verify the validity, amount, or any other matter relating to any Accounts by mail, telephone, telegraph or otherwise. Borrower will cooperate fully with Lender in an effort to facilitate and promptly conclude such verification process.

                       (d) To expedite collection, Borrower will endeavor in the first instance to make collection of its Accounts for Lender. Lender retains the right at all times after the occurrence and during the continuance of an Event of Default to notify any Person liable with respect to the Accounts that the Accounts have been assigned to Lender and to collect Accounts directly in its own name and to charge the collection costs and expenses, including reasonable attorneys' fees and expenses, to Borrower.

                       (e) Without the prior written consent of Lender, Borrower shall not enter into any settlement with or compromise any amount due from any Person liable on any Account, or issue any credit or agree to any set off or other reduction with respect to any Account, or otherwise amend or modify any Contractual Obligation giving rise to any Account, other than in a manner consistent with past practice.

        Section 3.5.   Other Actions. In addition to the foregoing, Borrower
                       -------------
will do anything further that may be lawfully required by Lender to secure Lender and effectuate the intentions and objects of this Agreement, including but not limited to the execution and delivery of continuation statements, amendments to financing statements, and any other documents required hereunder. At Lender's request, Borrower will also immediately deliver to Lender all items for which Lender must receive possession to obtain a perfected security interest. Borrower will, on Lender's demand, deliver to Lender all notes, certificates, and documents of title, chattel paper, warehouse receipts, instruments, and any other similar instruments constituting Collateral.

        Section 3.6.   Searches. As and when requested by Lender in its sole
                       --------
discretion, Borrower will obtain and deliver to Lender the following searches against Borrower (the results of which are to be consistent with Borrower's representations and warranties under this Agreement), all at its own expense:

                       (a) UCC searches with the applicable central and local filing offices of each jurisdiction where Borrower is incorporated or maintains its executive offices, a place of business, or assets;

                       (b) Judgment, federal tax Lien and corporate and partnership tax Lien searches, in each jurisdiction searched under clause (a) above; and

                       (c) Good standing certificates showing Borrower to be in good standing in its state of incorporation and in each other state in which it is doing and presently intends to do business for which qualification as a foreign corporation is required.

        Section 3.7.   Power of Attorney. Each of the officers of Lender is
                       -----------------
hereby irrevocably made, constituted and appointed the true and lawful attorney for Borrower (without requiring any of them to act as such) with full power of substitution to do the following: (i) during the existence of an Event of Default endorse the name of Borrower upon any and all checks, drafts, money orders, and other instruments for the payment of money that are payable to Borrower and constitute collections on or proceeds of the Collateral; (ii) if Borrower fails to do so, execute in the name of Borrower any financing statements, schedules, assignments, instruments, documents, and statements that Borrower is obligated to give Lender hereunder; (iii) request and obtain from Governmental Authorities any information about Borrower; and (iv) during the existence of an Event of Default do such other and further acts and deeds in the name of Borrower that Lender may deem necessary or desirable to enforce any Account or other Collateral, perfect Lender's security interest or Lien in any Collateral, or otherwise exercise Lender's rights and remedies under the Loan Documents.

        Section 3.8.   Liens Perfected Without Filing Or Recording. Upon entry
                       -------------------------------------------
of the Bankruptcy Court Order, the post-petition Liens granted to Lender on the Collateral by virtue of this Agreement, the other Loan Documents and the Bankruptcy Court Order shall be first, valid and perfected as against all third parties (except for those parties, if any, listed in Schedule 1.60, without
                                                     -------------
regard to applicable federal, state or local filing or recording statutes, nunc pro tunc as of the date of the filing of the Bankruptcy Case and without further action of any party, including Lender; provided that Lender may, but need not,
                                       --------
take such steps as it deems desirable and applicable to comply with such statutes, and all financing statements which are filed listing Borrower as debtor and Lender as secured party, all mortgages, deeds to secure debt or similar instruments which are filed granting to Lender Liens upon and security interests in Collateral shall be deemed to have been filed and the security interest and Liens evidenced thereby shall be deemed perfected nunc pro tunc as of the time and date of the filing of the petition in the Bankruptcy Case.

        Section 3.9.   Software. Borrower grants to Lender, and Lender accepts
                       --------
from Borrower, a nonexclusive license to use the proprietary software on Borrower's information technology system (or replacements or upgrades thereof) in connection with the operation of Borrower's business at the corporate offices of Borrower or any other site which may be used by Borrower or Lender in operating Borrower's business, effective upon an Event of Default; provided, that such license will expire upon payment in full of the Obligations. Upon such license becoming effective, Borrower shall deliver to Lender a copy of such software on magnetic media which shall be free from defects in materials and faulty workmanship at the time delivery to Lender.

        Section 3.10.  Application of Collateral Proceeds; Deficiency Claim
                       ----------------------------------------------------

                       (a) Notwithstanding anything herein to the contrary, the net proceeds of the Collateral shall be allocated as follows: (i) the net proceeds of the Collateral other than the Residuals and the Avoidance Actions shall be applied first to the Pre-Petition Debt, until paid in full, and the balance, if any, shall be applied to amounts due with respect to the DIP Loan; and (ii) the net proceeds of the Residuals and the Avoidance Actions shall be applied first to amounts due with respect to the DIP Loan, until paid in full and, if any amounts then remain outstanding with respect to the Pre-Petition Debt, the balance of such proceeds, if any, shall be divided 60% to Lender, for application to the Pre-Petition Debt until paid in full, and 40% to Borrower, free and clear of any security interest of Lender.

                       (b) In the event that, after application of the net proceeds of Collateral as set forth above, there remains a deficiency due with respect to the Pre-Petition Debt, Lender shall be entitled to assert a claim for such deficiency in the Bankruptcy Case.

                                  ARTICLE IV.

                        REPRESENTATIONS AND WARRANTIES


        Borrower represents and warrants to Lender, and will be deemed to represent and warrant on each day during the Term, whether or not any Obligations are outstanding hereunder, that:

        Section 4.1.   Organization and Good Standing. Borrower is a corporation
                       ------------------------------
duly organized, validly existing, and in good standing under the laws of its state of incorporation, is in good standing as a foreign corporation in each jurisdiction in which the character of the properties owned or leased by it therein or the nature of its business makes such qualification necessary except where failure to be so qualified is not reasonably likely to result in a Material Adverse Effect, has the necessary power and authority of a corporation to own its assets and transact the business in which it is engaged, and, except where the failure to do so is not reasonably likely to result in a Material Adverse Effect, has obtained all certificates, licenses and qualifications required under all laws, regulations, ordinances, or orders of public authorities necessary for the ownership, leasing and operation of all of its properties and transaction of all of its business.

        Section 4.2.   Authority. Subject only to the entry of the Bankruptcy
                       ---------
Court Order, Borrower has the full power and authority to enter into, execute, and deliver this Agreement and each of the other Loan Documents, and to perform its obligations hereunder and thereunder, to borrow the DIP Loan, to execute and deliver the Note, and to incur and perform the obligations provided for in the Loan Documents to which it is a party, all of which have been duly authorized by all necessary corporate action. No consent or approval of shareholders of, lenders to, or other creditors of, Borrower, and no consent, approval, filing or registration with any Governmental Authority, is required as a condition to the validity of the Loan Documents or the performance by Borrower of its obligations thereunder.

        Section 4.3.   Binding Agreement. This Agreement and all other Loan
                       -----------------
Documents constitute, and the Note, when issued and delivered pursuant hereto for value received, will constitute, the valid and legally binding post-petition obligations of Borrower, each enforceable against Borrower in accordance with its terms.

        Section 4.4.   Litigation. Except as disclosed in Schedule 4.4, there
                       ----------                         ------------
are not actions, suits, proceedings or investigations pending or threatened against Borrower before any court or arbitrator or before or by any Governmental Authority which, in any one case or in the aggregate, could reasonably be expected to have a Material Adverse Effect. Except as disclosed in Schedule 4.4,
                                                                   ------------
Borrower is not in violation of any order of any court, arbitrator, or Governmental Authority applicable to Borrower or its properties which could reasonably be expected to have a Material Adverse Effect.

        Section 4.5.   No Conflicts. The execution and delivery by Borrower of
                       ------------
this Agreement and the other Loan Documents to which it is a party do not, and the performance of Borrower's obligations thereunder will not, violate, conflict with, or constitute a default under, or result in the creation of a Lien upon the property of Borrower under: (a) any provision of Borrower's articles of incorporation or bylaws, (b) any provision of any law, rule, or regulation applicable to Borrower, or (c) any of the following: (i) any indenture, loan agreement, lease or other agreement or instrument to which Borrower is a party or by which Borrower or its property is bound; or (ii) any judgment, order or decree of any court, arbitration tribunal, or Governmental Authority having jurisdiction over Borrower or its properties which are applicable to Borrower, the violation of or default under which, in the case of clauses (i) or (ii), could reasonably be expected to have a Material Adverse Effect.

        Section 4.6.   Financial Condition. The annual consolidated and
                       -------------------
consolidating financial statements of Borrower and its Subsidiaries as of December 31, 1999, audited by Grant Thorton, LLP, and the unaudited consolidated and consolidating financial statements of Borrower and its Subsidiaries as of April 30, 2000, certified by the chief financial officer of Borrower, which have been delivered to Lender, fairly present the financial condition of Borrower and its Subsidiaries, and the results of operations and changes in financial condition of such entities as of the dates and for the periods referred to, and have been prepared in accordance with GAAP. There are no material unrealized or anticipated liabilities, direct or indirect, fixed or contingent, of Borrower as of the dates of such financial statements which are not reflected therein or in the notes thereto. There has been no adverse change in the business, properties, condition (financial or otherwise) or operations (present or prospective) of Borrower since such dates, other than those which have been disclosed in writing to Lender and those which customarily occur as a result of events leading up to and following the commencement of a proceeding under Chapter 11 of the Bankruptcy Code and the commencement of the Bankruptcy Case.

        Section 4.7.   No Default. Except as set forth in Schedule 4.7, Borrower
                       ----------                         ------------
is not in default under or with respect to (i) any obligation in any respect which could reasonably be expected to have a Material Adverse Effect, or (ii) any licensing or regulatory condition, obligation, requirement or matter in any respect that could reasonably be expected to have a Material Adverse Effect. No Default or Event of Default has occurred and is continuing.

        Section 4.8.   Title to Properties. Borrower has good title to or valid
                       -------------------
and subsisting leasehold interests in (as the case may be) its properties and assets, including the Collateral and the properties and assets reflected in the financial statements described in Section 4.6, subject to no Lien of any kind, other than Permitted Liens. Borrower has not agreed or consented to cause any of its properties or assets whether owned now or hereafter acquired to be subject in the future (upon the happening of a contingency or otherwise) to any Lien other than Permitted Liens.

        Section 4.9.   Taxes. Except as set forth on Schedule 4.9, Borrower has
                       -----                         ------------
filed, or has obtained extensions for the filing of, all federal, state and other tax returns (including any informational tax returns) which are required to be filed, and has paid all taxes shown as due on those returns and all assessments, fees and other amounts due as of the date hereof. All tax liabilities of Borrower were, as of December 31, 1999, and are now, adequately provided for on Borrower's books. Except as set forth on Schedule 4.9, no tax liability has been asserted by the Internal
             ------------
Revenue Service or other taxing authority against Borrower for taxes in excess of those already paid.

        Section 4.10.  Securities and Banking Laws and Regulations
                       -------------------------------------------
                       (a) The use of the proceeds of the DIP Loan and Borrower's issuance of the Note will not directly or indirectly violate or result in a violation of the Securities Act of 1933 or the Securities Exchange Act of 1934, as amended, or any regulations issued pursuant thereto, including without limitation Regulations U, T, G, or X of the Board of Governors of the Federal Reserve System. Borrower is not engaged in the business of extending credit for the purpose of the purchasing or carrying "margin stock" within the meaning of those regulations. No part of the proceeds of the DIP Loan hereunder will be used to purchase or carry any margin stock or to extend credit to others for such purpose.

                       (b) Borrower is not an investment company within the meaning of the Investment Company Act of 1940, as amended, nor is it, directly or indirectly, controlled by or acting on behalf of any Person which is an investment company within the meaning of that Act.

        Section 4.11.  ERISA.
                       -----

                       (a) Each Plan has complied in all respects with the applicable provisions of ERISA and the Internal Revenue Code, except to the extent that failure to so comply would not have a Material Adverse Effect. No Prohibited Transaction or Accumulated Funding Deficiency or Reportable Event has occurred with respect to any Single Employer Plan which would have a Material Adverse Effect, except as disclosed on Schedule 4.11.
                                       -------------

                       (b) The present value of all accrued benefits under each Single Employer Plan maintained by Borrower or a Commonly Controlled Entity (based on those assumptions used to fund the Plans), as calculated on a termination basis, did not, as of the last annual valuation date, exceed the value of the assets of the Plans allocable to such benefits by an amount which exceeds $500,000 or which would have a Material Adverse Effect.

                       (c) Neither Borrower nor any Commonly Controlled Entity has had a complete or partial withdrawal from any Multiemployer Plan for which any liability remains unsatisfied which would exceed $500,000 or which, together with liabilities referred in subsections (b) and (d) hereof, would exceed $500,000 or which in either event would have a Material Adverse Effect, and neither Borrower nor any Commonly Controlled Entity would become subject under ERISA to any liability which would exceed $500,000 or which, together with other liabilities referred in subsections (b) and (d) hereof or this subsection (c), would exceed $500,000 or which in either event would have a Material Adverse Effect if any of

Borrower or such Commonly Controlled Entity were to withdraw completely from any Multiemployer Plan as of the valuation date most closely preceding the date this representation is made or deemed made. To the best of Borrower's knowledge, such Multiemployer Plans are neither in Reorganization as defined in Section 4241 of ERISA nor Insolvent.

                       (d) The present value (determined using actuarial and other assumptions which are reasonable in respect of the benefits provided and the employees participating) of the liability of Borrower and each Commonly Controlled Entity for post-retirement benefits to be provided to their current and former employees under Plans which are welfare benefit plans (as defined in Section 3(1) of ERISA) does not, in the aggregate, exceed the assets under all such Plans allocable to such benefits by an amount which exceeds $500,000 or which, together with liabilities referred in subsections (b) and (c) hereof, exceeds $500,000 or which in either event would have a Material Adverse Effect.

        Section 4.12.  Compliance with Law. Except as described in Schedule
                       -------------------                         --------
4.12, Borrower is not in violation of any statute, rule or regulation of any
----
Governmental Authority (including, without limitation, any statute, rule or regulation relating to employment practices or to environmental, occupational and health standards and controls) which could reasonably be expected to have a Material Adverse Effect. Borrower has obtained all licenses, permits, franchises, and other governmental authorizations necessary for the ownership of its properties and the conduct of its business except for such failure which could not reasonably be expected to have a Material Adverse Effect. Borrower is current with all reports and documents required to be filed with any state or federal securities commission or similar Governmental Authority, and Borrower is in full. compliance with all applicable rules and regulations of such commissions and Government Authorities except for such failure which could not reasonably be expected to have a Material Adverse Effect.

        Section 4.13.  Environmental Matters. Except as set forth in Schedule
                       ---------------------                         --------
4.13, to the knowledge of Borrower, each of the representations and warranties
----
set forth in paragraphs (a) through (e) of this subsection is true and correct with respect to each parcel of real property owned or operated by Borrower (the "Real Properties"), except to the extent that the facts and circumstances giving rise to any such failure to be so true and correct would not have a Material Adverse Effect:

                       (a) The Real Properties do not contain, and have not previously contained, in, on, or under, including, without limitation, the soil and groundwater thereunder, any Materials of Environmental Concern in concentrations which violate Environmental Laws.

                       (b) Real Properties and all operations and facilities at the Real Properties are in compliance with Environmental Laws, and there is no Materials of Environmental Concern contamination or violation of any Environmental Law which would materially interfere with the continued operation of any of the Real Properties or materially impair the fair saleable value of any thereof.

                       (c) As of the Closing Date, Borrower has not received any written complaint, notice of violation, alleged violation, investigation or advisory action or of potential liability or of potential responsibility regarding a violation of Environmental Law or permit compliance with regard to the Real Properties, nor is Borrower aware that any Governmental Authority is contemplating delivering to Borrower any such notice.

                       (d) Materials of Environmental Concern have not been generated, treated, stored, disposed of, at, on or under any of the Real Properties, nor have any Materials of Environmental Concern been transferred from the Real Properties to any other location except in either case in the ordinary course of business of Borrower and in material compliance with all Environmental Laws.

                       (e) There are no governmental, administrative actions or judicial proceedings pending or contemplated under any Environmental Laws to which Borrower is or will be named as a party with respect to the Real Properties, nor are there any consent decrees or other decrees, consent orders, administrative orders or other orders, or other administrative or judicial requirements outstanding under any Environmental Law with respect to any of the Real Properties.

        Section 4.14.  Places of Business. The only places of business of
                       ------------------
Borrower, and the places where they keep and intend to keep the Collateral and records concerning the Collateral, are at the addresses set forth in Schedule
                                                                     --------
4.14. Schedule 4.14 also lists the owner of record of each such property.
----  -------------

        Section 4.15.  Intellectual Property. Borrower exclusively owns or
                       ---------------------
possesses all the patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, franchises, licenses, and rights with respect to the foregoing necessary for the present and planned future conduct of its business, without any conflict with the rights of others which could reasonably be expected to have a Material Adverse Effect. A list of all such intellectual property (indicating the nature of Borrower's interest), as well as all outstanding franchises and licenses given by or held by Borrower, is attached as Schedule 4.15. Borrower is not in default of any obligation or
               -------------
undertaking with respect to such intellectual property or rights which could reasonably be expected to have a Material Adverse Effect. Borrower is not infringing on any patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, franchises, licenses, any rights with respect to the foregoing, or any other intellectual property rights of others and Borrower is not aware of any infringement by others of any such rights owned by Borrower.

        Section 4.16.  Material Facts. Neither this Agreement nor any other Loan
                       --------------
Document nor any other agreement, document, certificate, or statement furnished to Lender by or on behalf of Borrower in connection with the transactions contemplated hereby contains any untrue statement of material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading. There is no fact known to Borrower which could reasonably be expected to have a Material Adverse Effect.

        Section 4.17.  Investments and Guarantees. Borrower does not own or hold
                       --------------------------
any equity or long-term debt investments in, have any outstanding advances to, have any outstanding guarantees for the obligations of, or have any outstanding borrowings from, any Person, except as described on Schedule 4.17.
                                                    -------------

        Section 4.18.  Business Interruptions. Within five years prior to the
                       ----------------------
date hereof, none of the businesses, properties, or assets, or operations of Borrower have been materially adversely affected in any way by any casualty, strike, lockout, combination of workers, or order of the United States of America or other Governmental Authority, directed against Borrower. There are no pending or threatened labor disputes, strikes, lockouts, or similar occurrences or grievances against Borrower or its business which could reasonably be expected to have a Material Adverse Effect.

        Section 4.19.  Names. Within five years prior to the date hereof,
                       -----
Borrower has not conducted business under or used any other name (whether corporate, partnership or assumed) other-than as shown on Schedule 4.19.
                                                          -------------
Borrower is the sole owner of all names listed on that Schedule and any and all business done and invoices issued in such names are Borrower's sales, business, and invoices. Each trade name of Borrower represents a division or trading style of Borrower and not a separate Person or independent Affiliate.

        Section 4.20. Joint Ventures. Borrower is not engaged in any joint
                      --------------
venture or partnership with any other Person, except as set forth on Schedule
                                                                     --------
4.20.
-----

        Section 4.21.  Accounts. Unless otherwise indicated in writing to
                       --------
Lender, with respect to each Account of Borrower:

                       (a) It is genuine and in all respects what it purports to be;

                       (b) Such Account, and Lender's security interest therein, is not, and will not, be in the future, subject to any offset, Lien, deduction, defense, dispute, counterclaim or any other adverse condition (other than contractual allowances in the ordinary course of business), and each such Account is absolutely owing to Borrower and is not contingent in any respect or for any reason;

                       (c) Other than credits, offsets, or other deductions in the ordinary course of business, there are no facts, events or occurrences which in any way impair the validity or enforceability of any Accounts or tend to reduce the amount payable thereunder from the face amount of such Account;

                       (d) To the best of Borrower's knowledge, each Person liable on such Account had the capacity to contract at the time any contract or other document giving rise to the Account was executed.

        Section 4.22.  Purpose of Advances. The purpose of each advance under
                       -------------------
the DIP

Loan is a lawful business purpose, and the proceeds of each advance will be used solely as set forth in Section 2.5.

        Section 4.23.  Approvals and Permits; Assets and Property. Borrower has
                       ------------------------------------------
obtained and there are in force and effect all approvals and permits presently necessary for the conduct of the business of Borrower, and Borrower owns, leases, or licenses all assets and property necessary for conduct of the business and operations of Borrower, except as otherwise permitted pursuant to this Agreement, except for any failure to own, lease or license such assets and property which could not reasonably be expected to have a Material Adverse Effect. There are no license or permit suspension or revocation proceedings pending, or, to Borrower's knowledge, contemplated, against Borrower by. any Governmental Authority, other than those (if any) disclosed in writing to Lender pursuant to Section 6.10.

        Section 4.24.  Governmental Regulation. Borrower is not subject to
                       -----------------------
regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, or the Investment Company Act of 1940, the Interstate Commerce Act (as any of the preceding have been amended), or any other law which regulates the incurring by Borrower of indebtedness, including but not limited to laws relating to common or contract carriers or the sale of electricity, gas, steam, water, or other public utility services.

        Section 4.25.  Labor Matters. There are no collective bargaining
                       -------------
agreements or Multiemployer Plans presently covering the employees of Borrower.

        Section 4.26.  No Burdensome Restrictions. Borrower is not a party to
                       --------------------------
any agreement or instrument or subject to any other Contractual Obligation or any charter or corporate restriction or any provision of any applicable law, rule or regulation which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

        Section 4.27.  Year 2000 Compliance. All of Borrower's devices, systems,
                       --------------------
machinery, information technology, computer software and hardware, and other date sensitive technology (collectively, the "Systems") necessary for Borrower to carry on its business as presently conducted and as contemplated to be conducted in the future are Year 2000 Compliant.

                                  ARTICLE V.

                       CLOSING AND CONDITIONS OF LENDING

        Section 5.1.   Conditions Precedent to Initial Revolving Credit Loan.
                       -----------------------------------------------------
The obligation of Lender to enter into and perform this Agreement and to make the initial Revolving Credit Loan is subject to satisfaction by Borrower of each and every one of the following conditions precedent immediately prior to such loan (unless waived in writing by Lender, in its sole discretion):

                       (a) Lender will have received two (2) originals of this Agreement and all other Loan Documents required to be executed and delivered at or prior to Closing (other than the Note, as to which Lender will receive only one original), executed by Borrower and any other required Persons, as applicable.

                       (b) Lender will have received all searches and good standing certificates required by Section 3-6.

                       (c) Borrower will have complied and will then be in compliance with all the terms, covenants and conditions of the Loan Documents.

                       (d) There will have occurred no Default or Event of Default.

                       (e) The representations and warranties contained in
Article IV will be true and correct.

                       (f) Lender will have received copies of all resolutions of the Board of Directors of Borrower and other action taken by Borrower to authorize the execution, delivery and performance of the Loan Documents and the borrowing of the DIP Loan thereunder, as well as the names and signatures of the officers of Borrower authorized to execute documents on its behalf in connection herewith, all as also certified as of the date hereof by Borrower's secretary, and such other papers as Lender may require.

                       (g) Lender will have received a copy of the articles of incorporation of Borrower, certified by the Secretary of State of the jurisdiction of its incorporation, and a copy of its bylaws certified by the secretary or assistant secretary of Borrower, in each case with any amendments to any of the foregoing, and all other documents necessary for performance of the obligations of Borrower under this Agreement and the other Loan Documents.

                       (h) Lender will have received a written opinion of counsel for Borrower, dated the date hereof, in form and substance satisfactory to Lender and its counsel.

                       (i) Lender will have received such financial statements, reports, certifications, and other operational information required to be delivered hereunder.

                       (j) Lender will have received a certificate of Borrower's chief financial officer, dated the Closing Date, certifying that (i) all of the conditions specified in this Section have been fulfilled, (ii) no Default or Event of Default has occurred, and (iii) the representations and warranties contained in Article IV are true and correct.

                       (k) Lender shall have received copies of certificates of insurance (and if requested by Lender, copies of the policies of insurance referred to in such certificates) that show that the insurance requirements stated in Section 6.6 of this Agreement have been satisfied, and that the insurance is in full force and effect.

                       (l) The Bankruptcy Court Order shall have been entered by the Bankruptcy Court.

                       (m) All other First Day Orders shall be in form and substance satisfactory to Lender and its counsel.

                       (n) Lender will have received payment of the Commitment Fee and the Residual Revaluation Fee.

                       (o) Borrower shall have paid or reimbursed Lender for all costs and expenses (including, without limitation, reasonable attorney's fees for outside counsel) incurred by Lender in relation to its due diligence with respect to the DIP Loan and in relation to the negotiation, preparation, execution and Bankruptcy Court approval of this Agreement and the other Loan Documents.

                       (p) The Cash Collateral Stipulation shall have been approved by the Bankruptcy Court.

                       (q) Lender shall have received from Borrower an opening Cash and Operating Report (the "Opening Report"), in form and substance acceptable to Lender in its sole discretion. A condensed version of the Opening Report shall be attached hereto as Schedule 5.1 (q).
                                   ----------------

                       (r) Lender shall have determined in its reasonable discretion that the Bankruptcy Court's approval of the DIP Loan, the Cash Collateral Stipulation, and this Agreement has been obtained in accordance with all applicable laws, statutes, rules and orders and in particular has been obtained following due and appropriate notice to all required person.

                       (s) Lender shall have received all schedules and exhibits to this Agreement, in form and substance satisfactory to Lender and its Counsel.

                       (t) Lender shall have received all other documents, instruments, agreements, certificates, legal opinions and other documents and materials that it may reasonably request in connection with the financing contemplated herein and the Bankruptcy Case, all of which shall be in form and substance reasonably satisfactory to Lender and its counsel.

        Section 5.2.   Conditions Precedent to Advances. Notwithstanding any
                       --------------------------------
other provision of this Agreement, no DIP Loan proceeds, Revolving Credit Loans, advances or other extensions of credit under the DIP Loan will be disbursed hereunder unless the following conditions have been satisfied by Borrower (or waived in writing by Lender, in its sole discretion) immediately prior to each such disbursement:

                       (a) The Bankruptcy Court Order shall be in full force and effect.

                       (b) Lender shall have received copies of certificates of insurance that show that the insurance requirements stated in Section 6Financial Printing GroupFinancial Printing Group(b) Lender shall have received copies of certificates of insurance that show that the insurance requirements stated in
Section 6.6 of this Agreement have been satisfied, and that the insurance is in full force and effect.

                       (c) The representations and warranties on the part of Borrower contained in Article IV of this Agreement will be true and correct in all respects at and as of the date of disbursement or advance, as though made on and as of such date (except to the extent that such representations and warranties expressly relate solely to an earlier date and except that the references in Section 4.6 to financial statements will be deemed to be a reference to the then most recent annual and interim financial statements. of Borrower furnished to Lender pursuant to Section 6.1 hereof).

                       (d) No Default or Event of Default will have occurred and be continuing or would result from the making of the disbursement or advance.

                       (e) No material adverse change in the condition (financial or otherwise), properties, business, or operations of Borrower will have occurred and be continuing with respect to Borrower since the date hereof.

        Section 5.3.   Closing. Subject to the conditions of this Article V, the
                       -------
DIP Loan will be made available on such date following the entry of the Bankruptcy Court Order as is mutually agreed by the parties (the "Closing Date"), at such time as may be mutually agreeable to the parties upon the execution hereof (the "Closing"), and at such place as may be requested by Lender.

        Section 5.4.   Waiver of Rights. By completing the Closing hereunder, or
                       ----------------
by making advances under the DIP Loan, Lender does not waive a breach of any representation, warranty or covenant of Borrower hereunder or under any other Loan Document, and all of Lender's claims and rights resulting from any breach or misrepresentation by Borrower are specifically reserved by Lender.

                                  ARTICLE VI.

                             AFFIRMATIVE COVENANTS

        Borrower covenants and agrees that so long as Borrower may borrow hereunder (irrespective of Borrower's ability to satisfy the borrowing conditions hereunder) and until payment in full of the Note and performance of all other Obligations of Borrower under the Loan Documents:

        Section 6.1.   Financial Statements and Cash and Operating Reports.
                       ---------------------------------------------------
Borrower will furnish to Lender with the frequency indicated, in each case in form and substance reasonably satisfactory to Lender:

                       (a) Within three (3) Business Days after the 15th day and the last day of each month, a rolling cash flow forecast and operating report (the "Cash and Operating Report"), reflecting (i) Borrower's actual receipts and disbursements for the month to date, (ii) Borrower's forecast of sources and uses of cash for the six week period commencing on the date of each such Cash and Operating Report, and (iii) actual versus forecast variances for (A) the period since the date of the last Cash and Operating Report, (B) the month to date, and (C) the period commencing on June 1, 2000, and ending on the date of such Cash and Operating Report; provided that, so long as no Default or Event of Default has occurred and is continuing, beginning with the Cash and Operating Reports due after October, 2000, such Reports need only be delivered within three (3) Business Days of the last day of each month;

                       (b) As soon as available, but in any event not later than 90 days after the close of each fiscal year of Borrower, a copy of the annual audit report for such year for Borrower, including therein consolidated (and as to any Subsidiary of Borrower consolidating) balance sheets of Borrower and its consolidated Subsidiaries as at the end of such fiscal year, and related consolidated (and as to any Subsidiary of Borrower consolidating) statements of income, retained earnings and cash flow of Borrower and its consolidated Subsidiaries for such fiscal year, setting forth in each case in comparative form the corresponding figures for the preceding fiscal year, all in reasonable detail, prepared in accordance with GAAP applied on a basis consistently maintained throughout the period involved and with the prior year with such changes therein as shall be approved by Borrower's independent certified public accountants, such consolidated financial statements to be certified by Grant Thornton LLP or other independent certified public accountants selected by Borrower reasonably acceptable to Lender, without any exception or qualification; and

                       (c) As soon as available, but in any event not later than 20 days after each month end, an unaudited balance sheet of Borrower on a consolidated (and as to any Subsidiary of Borrower consolidating) basis and unaudited statement of income and stockholder's equity and cash flow of Borrower on a consolidated (and as to any Subsidiary of Borrower consolidating) basis reflecting results of operations from the beginning of the fiscal year to the end of such month and for such month prepared on a basis consistent with prior past practices and complete and correct in all material respects, subject to normal year end adjustments.

                       (d) On the 10th day of each month, a Receivables Collection Report with respect to the prior month.

                       (e) Promptly after receipt thereof, a copy of the monthly Servicer Report from the trustee of each Securitized Offering.

        Section 6.2.   Certain Payments. Borrower will make all payments of
                       ----------------
principal, interest, fees, and all other payments required hereunder, under the DIP Loan, and under any other agreements with Lender to which Borrower is a party, as and when due. Borrower will pay its obligations arising after the Filing Date promptly and in accordance with their terms, as well as all lawful claims for labor, materials and supplies or otherwise arising after the Filing Date which, if unpaid, would become a Lien upon the properties of Borrower or any part thereof; provided, however, that Borrower shall not be required to pay and discharge or to cause to be paid and discharged any such claims so long as the validity or amount thereof shall be contested in good faith by appropriate proceedings and if Borrower shall have set aside on its books adequate reserves therefor.

        Section 6.3.   Existence, Good Standing, and Compliance with Laws.
                       --------------------------------------------------
Borrower will do or cause to be done all things necessary (a) to obtain and keep in full force and effect all licenses, privileges, and franchises of Borrower necessary to the ownership, leasing and operation of its properties or the conduct of its businesses, and Borrower will comply with all applicable present and future laws, ordinances, rules, regulations, orders and decrees of any Governmental Authority having or claiming jurisdiction over Borrower, where the failure so to obtain, maintain, keep in force or comply could reasonably be expected to have a Material Adverse Effect; and (b) to maintain and protect the material properties used or useful in the conduct of the operations of Borrower, in a prudent manner, including without limitation the maintenance at all times of such insurance upon its insurable properties and operations as required by law or by Section 6.6 hereof.

        Section 6.4.   Legality. The making of the DIP Loan and each
                       --------
disbursement or advance under the DIP Loan will not be subject to any penalty or special tax, will not be prohibited by any governmental order or regulation applicable to Borrower, and will not violate any rule or regulation of any Governmental Authority, and necessary consents, approvals and authorizations of any Governmental Authority to or of any such disbursement or advance will have been obtained.

        Section 6.5.   Taxes and Charges. Borrower will timely file all tax
                       -----------------
reports and pay and discharge all taxes, assessments and governmental charges or levies imposed upon Borrower or its income, profits or properties or any part thereof, and in each case which arise after the Filing Date, before the same will be in default and prior to the date on which penalties attach thereto, as well as all lawful claims for labor, material, supplies or otherwise which, if unpaid, might become a Lien or charge upon the properties or any part thereof of Borrower; provided, however, that Borrower will not be required to pay and
          --------  -------
discharge or cause to be paid and discharged any such tax, assessment, charge, levy or claim if it is a prepetition obligation or so long as the validity or amount thereof is being contested in good faith and by appropriate proceedings by Borrower, and Borrower has set aside on its books adequate reserves therefor; and provided further, that such deferment of payment is permissible only so long
    -------- -------
as Borrower's title to, and its right to use, the Collateral is not adversely affected thereby and Lender's Lien and priority on the Collateral are not adversely affected, altered or impaired thereby.

        Section 6.6.   Insurance.
                       ---------

                       (a) Borrower will carry adequate hazard, public liability and professional liability insurance with responsible companies satisfactory to Lender in such amounts and against such risks as is customarily maintained by similar businesses and by owners of similar property in the same general area, including without limitation insurance on the Collateral covering such risks and in such form and amount as may be reasonably required by Lender from time to time, with loss payable to Borrower and Lender as their interests may appear, subject in each case to the interest of any holder of any prior Permitted Lien. Upon request, Borrower will deliver certificates of insurance regarding such insurance, or copies of the insurance policy or policies, to Lender.

                       (b) Borrower shall notify Lender promptly of any occurrence causing a material loss or decline in value of any of its properties, assets or operations and the estimated (or actual, if available) amount of such loss or decline. Following the occurrence and continuance of an Event of Default, any monies constituting insurance proceeds shall, if received by Borrower, be held in trust for the benefit of Lender and promptly paid over to Lender, and all such proceeds may, at the option of Lender, either (i) be applied by Lender to the payment of the Obligations in such manner as Lender may reasonably determine, or (ii) be disbursed to Borrower on such terms as are deemed appropriate by Lender for the repair, restoration and/or replacement of property in respect of which such proceeds were paid. Otherwise, so long as no Event of Default has occurred, any monies constituting insurance proceeds received by Borrower shall be applied by Borrower to the repair, restoration and/or replacement of property in respect of which such proceeds were paid, all as Borrower reasonably deems appropriate.

        Section 6.7.   General Information. Borrower will furnish, or cause to
                       -------------------
be furnished, to Lender such information as Lender may, from time to time, request with respect to the business or financial affairs of Borrower and permit any officer, employee or agent of Lender to visit and inspect any of its properties, to examine therein minute books, books of account and other records, including management letters prepared by Borrower's auditors, and make copies thereof or extracts therefrom, and to discuss Borrower and its business affairs, finances and accounts with, and be advised as to the same by, the accountants and officers of Borrower, all at such times and as often as Lender may require.

        Section 6.8.   Maintenance of Property. Borrower will maintain and
                       -----------------------
preserve all of its properties in good repair, working order and condition and from time to time make all needful and proper repairs, renewals, replacements, betterments and improvements thereto, so that the business carried on in connection therewith may be properly and advantageously conducted at all times.

        Section 6.9.   Notification of Events of Default and Adverse
                       ---------------------------------------------
Developments. Borrower promptly will notify Lender upon the occurrence of: (a)
------------
any Default; (b) any Event of Default; (c) any event, development or circumstance whereby the financial statements previously furnished to Lender fail in any material respect to present fairly, in accordance with GAAP, the financial condition and operational results of Borrower; (d) any judicial, administrative or arbitration investigation or proceeding relating to actions after the Filing Date pending against Borrower, and any judicial or administrative investigation or proceeding known by Borrower to be threatened against it which may expose the Borrower to uninsured liability of $250,000 or more, or which could otherwise reasonably be expected to have a Material Adverse Effect; (e) any default claimed by any other creditor (other than Lender) for Debt incurred after the Filing Date by Borrower; and (f) any other development in the business or affairs of Borrower which could reasonably be expected to have a Material Adverse Effect; in each case describing the nature thereof and the action Borrower proposes to take with respect thereto.

        Section 6.10.  Employee Benefit Plans. Borrower will (a) comply with the
                       ----------------------
funding requirements of ERISA with respect to the Plans for their respective employees, or will promptly satisfy any Accumulated Funding Deficiency, to the extent that any funding requirements or funding deficiency constitute post-petition administrative expenses in the Bankruptcy Case; (b) furnish Lender, (i) promptly after receipt of the same, with copies of all actuarial reports received relating to Plans subject to minimum funding standards under Section 302 of ERISA, and (ii) promptly after filing the same, with copies of all reports or other statements filed with the United States Department of Labor, the Pension Benefit Guaranty Corporation, or the Internal Revenue Service with respect to all Plans, or which Borrower, or any member of a Controlled Group, may receive from such Governmental Authority with respect to any such Plans, and
(c) promptly advise Lender upon becoming aware of the occurrence of any Reportable Event or Prohibited Transaction (other than the filing of the Bankruptcy Case), or any other claim which could result in liability to Borrower, with respect to any such Plan and the action which Borrower propose to take with respect thereto. Borrower will make all contributions when due with respect to any Multi-Employer Pension Plan in which it shall participate (to the extent such contributions represent post-petition administrative expenses in the Bankruptcy Case) and will promptly advise Lender: (i) upon the receipt of notice of the assertion against Borrower of a claim for withdrawal liability; (ii) upon the occurrence of any event which could reasonably be likely to trigger the assertion of a claim for withdrawal liability against Borrower; and (iii) upon the occurrence of any event which would place Borrower in a Controlled Group as a result of which any member (including Borrower) thereof may be subject to a claim for withdrawal liability, whether liquidated or contingent.

        Section 6.11.  Financing Statements. Borrower will provide to Lender
                       --------------------
evidence satisfactory to Lender as to the due recording of termination statements, releases of collateral, and forms UCC-3, and will cause to be recorded financing statements on forms UCC-1, duly executed by Borrower and Lender, in all places necessary to release all existing security interests and other Liens in the Collateral (other than Permitted Liens) and to perfect and protect Lender's first priority Lien and security interest in the Collateral, as Lender may request.

        Section 6.12.  Financial Records. Borrower will keep current and
                       -----------------
accurate books of records and accounts in which full and correct entries will be made of all of its business transactions, and will reflect in its financial statements adequate accruals and appropriations to reserves, all in accordance with GAAP.

        Section 6.13.  Collection of Accounts. Borrower will continue to collect
                       ----------------------
the Accounts in the ordinary course of business.

        Section 6.14.  Places of Business. Borrower will give thirty (30) days'
                       ------------------
prior written notice to Lender of any change in the location of any of its places of business, of the places where records concerning the Accounts are kept, of the places where the Collateral is kept, or of the establishment of any new, or the discontinuance of any existing places of business.

        Section 6.15.  Business Conducted. Borrower will continue in the
                       ------------------
business presently conducted by it.

        Section 6.16.  Submission of Collateral Documents. Borrower will, on
                       ----------------------------------
demand of Lender, make available to Lender (a) any documents or records evidencing or otherwise related to any Collateral, including, without limitation, the Receivables; (b) a copy of the marked computer records of Borrower indicating the Lien of Lender on the Accounts; and (c) any and all other documents that Borrower shall keep on file, in accordance with its customary procedures, relating to the Collateral or any Person obligated with respect to any part thereof. Borrower will promptly notify Lender if an Account becomes evidenced or secured by an Instrument or Chattel paper and upon request of Lender, will promptly deliver any such Instrument or Chattel paper to Lender.

        Section 6.17.  Officer's Certificates. Together with the monthly
                       ----------------------
financial statements and the audited annual financial statements delivered pursuant to Section 6.1, Borrower will deliver, or cause to be delivered, to Lender a certificate of Borrower's chief financial officer, in form and substance satisfactory to Lender:

                       (a) Setting forth the information (including detailed calculations) required to establish whether Borrower is in compliance with the requirements of Articles VI and VII as of the end of the period covered by the financial statements then being furnished; and

                       (b) Stating that the signer has reviewed the relevant terms of this Agreement, and has made (or caused to be made under his supervision) a review of the transactions and conditions of Borrower from the beginning of the accounting period covered by the income statements being delivered to the date of the certificate, and that such review has not disclosed the existence during such period of any condition or event which constitutes a Default or Event of Default, or if any such condition or event existed during such period or then exists, specifying the nature and period of existence thereof and what action Borrower has taken or proposes to take with respect thereto.

        Section 6.18.  Visits and Inspections. Borrower agrees to permit
                       ----------------------
representatives of Lender, from time to time, as often as may be reasonably requested, to visit and inspect the properties of Borrower, and to inspect, audit and make extracts from the books and records of Borrower, and to discuss with the officers, employees and independent accountants of Borrower its business, assets, liabilities, financial condition, business prospects and results of operations. All inspections by representatives of Lender are for the sole purpose of protecting the rights and interests of Lender and are not to be construed as a representation by Lender that there has been compliance with any of the requirements of this Agreement. Borrower may make or cause to be made such other independent inspections as Borrower may desire for its own protection.

        Section 6.19.  Defense of Title.
                       ----------------

                       (a) Borrower will defend the Collateral and the title and interest therein of Borrower against all matters, including, without limitation,
(a) any attachment, levy, or other seizure by legal process or otherwise of any or all the Collateral; (b) any Lien on any or all of the Collateral; and (c) any attempt to foreclose or otherwise realize upon any or all of the Collateral under any Lien. Borrower will notify Lender promptly in writing of any of the foregoing and will provide such information with respect thereto as Lender may from time to time request.

                       (b) Borrower will defend all assets other than Collateral and the title and

                       (c) interest therein of Borrower against all matters, including, without limitation, (a) any attachment levy, or other seizure by legal process or otherwise of any or all of such assets; (b) any Lien on any or all of such assets; and (c) any attempt to foreclose, conduct a trustee's sale, or otherwise realize upon any or all of such assets under any Lien on any of all of such assets. Borrower will notify Lender promptly in writing of any of the foregoing and will provide such information with respect thereto as Lender may from time to time request.

        Section 6.20.  Environmental Laws.
                       ------------------

                       (a) Comply with, and require compliance by all tenants and to the extent possible, all subtenants, if any, with all Environmental Laws and obtain and comply with and maintain, and require that all tenants and to the extent possible, all subtenants, obtain and comply with and maintain, any and all licenses, approvals, registrations or permits required by Environmental Laws except to the extent that failure to so comply or obtain or maintain such documents would not have a Material Adverse Effect.

                       (b) Except as set forth in Schedule 4.13, comply with
                                                  -------------
all lawful and binding orders and directives of all Governmental Authorities respecting Environmental Laws except to the extent that failure to so comply would not have a Material Adverse Effect.

                       (c) Defend, indemnify and hold harmless Lender and its employees, officers and directors, from and against any claims, demands, penalties, fines, liabilities, settlements, damages, costs and expenses of whatever kind or nature known or unknown, contingent or otherwise, arising out of, or in any way relating to the violation of or noncompliance with any Environmental Laws applicable to the real property owned or operated by Borrower, or any orders, requirements or demands of Governmental Authorities related thereto, including, without limitation, attorneys' and consultants' fees, investigation and laboratory fees, court costs and litigation expenses, except to the extent that any of the foregoing arise out of the negligence or willful misconduct of any of the foregoing enumerated parties.

        Section 6.21.  Financial Advisors. Throughout the term of this
                       ------------------
Agreement,

Borrower shall retain and utilize the services of Seneca Financial Group, Inc. or another financial advisor selected by Borrower and reasonably acceptable to Lender, provided that from and after 90 days from the date hereof, Borrower, with the consent of the Committee, which consent shall not be unreasonably withheld, may elect not to engage a financial advisor.

        Section 6.22.  Repayment of Securitized Offerings. Upon repayment of
                       ----------------------------------
debt associated with any Securitized Offering, Borrower by way of Distribution or dissolution or otherwise, will cause the applicable special purpose entity to distribute to Borrower the remaining receivables relating to such Securitized Offering, and the proceeds thereof; provided that Borrower need not cause such distribution of the Reserve if any valid and enforceable prepetition agreement requires payment of such Reserve for another Person.

        Section. 6.23. Committee Copies. Any financial or other materials
                       ----------------
required to be delivered by Borrower hereunder to Lender shall also be delivered by Borrower to the Committee.

                                 ARTICLE VII.

                              NEGATIVE COVENANTS
                              ------------------

        Borrower covenants and agrees that so long as Borrower may borrow hereunder (irrespective of Borrower's ability to satisfy the borrowing conditions hereunder) and until payment in full of the Note and performance of all other Obligations of Borrower under the Loan Documents:

        Section 7.1.   Borrowing. Borrower will not create, incur, assume or
                       ---------
suffer to exist any liability for Debt except: (a) Debt to Lender; (b) Debt of Borrower secured by Liens expressly permitted by Section 7.3 hereof;
(c) accounts payable to trade creditors and current operating expenses which are not agreed more than one-hundred twenty (120) days from the billing date or more than thirty (30) days from the due date, in each case incurred in the ordinary course of business and paid within such time period, unless the same are being contested in good faith and by appropriate and lawful proceedings, and Borrower shall have set aside such reserves, if any, with respect thereto as are required by GAAP and deemed adequate by Borrower and its independent accountants; and
(c) Debt identified on Schedule 7.1.
                       ------------

        Section 7.2.   Joint Ventures. Borrower will not invest directly or
                       --------------
indirectly in any joint venture without the written approval of Lender in its sole discretion.

        Section 7.3.   Liens and Encumbrances. Borrower will not incur, assume
                       ----------------------
or suffer to exist any Lien of any kind upon, or any security interest in, any of the Collateral, whether now owned or hereafter acquired, except for Permitted Liens.

        Section 7.4.   Restriction on Fundamental Changes; No Change in
                       ------------------------------------------------
Operation or Control. Borrower will not: (a) enter into or consummate any
--------------------
transaction of merger or consolidation, unless contemporaneously with the consummation of such merger or consolidation, the Obligations are paid and satisfied in full, and this Agreement is terminated; (b) liquidate, wind-up or dissolve itself (or suffer any liquidation or dissolution); (c) sell, lease, sublease, transfer or otherwise dispose of, in one transaction or a series of transactions, any of its assets, or the capital stock of any Subsidiary of Borrower, whether now owned or hereafter acquired (except for sales of tangible personal property in the ordinary course of business that is worn out or obsolete) unless, in the case of a sale of all or substantially all of the assets of Borrower, the Obligations are paid and satisfied in full and this Agreement is terminated contemporaneously with the consummation of such asset sale; or (d) acquire by purchase or otherwise all or any substantial part of the business or assets of, or stock or other evidence of beneficial ownership of, any Person; provided that notwithstanding the foregoing, Borrower may sell or otherwise transfer equipment held by Borrower pursuant to operating or capital leases so long as the proceeds of such sale or other transfer are used to satisfy Borrower's obligations under such leases. Borrower agrees that compliance with this Section 7.4 is a material inducement to Lender's advancing credit under this Agreement. Borrower further agrees that in addition to all other remedies available to Lender, Lender shall be entitled to specific enforcement of the covenants in this Section 7.4, including injunctive relief.

        Section 7.5.   Sale and Leaseback. Borrower will not, directly or
                       ------------------
indirectly, enter into any arrangement whereby Borrower sells or transfers all or any part of its assets and thereupon and within one year thereafter rents or leases the assets so sold or transferred.

        Section 7.6.   Dividends, Distributions and Management Fees. Borrower
                       --------------------------------------------
will not declare or pay any dividends or other Distributions with respect to, purchase, redeem or otherwise acquire for value any of its equity interests now or hereafter outstanding, or return any capital of its shareholders, nor will Borrower pay management fees or fees of a similar nature to any Person.

        Section 7.7.   Loans. Borrower will not make loans or advances to any
                       -----
Person, other than (i) trade credit extended in the ordinary course of business, or (ii) advances for business travel and similar temporary advances in the ordinary course of business to officers, stockholders, directors, and employees.

        Section 7.8.   Contingent Liabilities. Borrower will not assume,
                       ----------------------
guarantee, endorse, contingently agree to purchase or otherwise become liable upon the obligation of any Person, except for the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business.

        Section 7.9.   Subsidiaries. Borrower will not form any Subsidiary,
                       ------------
or make any investment in or any loan in the nature of an investment to, any other Person.

        Section 7.10.  Compliance with ERISA. Borrower will not permit any
                       ---------------------
Prohibited Transaction or any Reportable Event to occur with respect to any Plan which could reasonably be expected to result in a liability of Borrower entitled to administrative priority treatment on a post-petition basis in excess of $100,000 on a post petition administrative basis, or otherwise have a Material Adverse Effect.

        Section 7.11.  Transactions with Affiliates. Borrower will not enter
                       ----------------------------
into any transaction, including without limitation the purchase, sale, or exchange of property, or the loaning or giving Of funds to any Affiliate or Subsidiary of Borrower, except for (a) the transactions described in Schedule 7.11, and (b) other transactions
                                      -------------
not otherwise prohibited hereunder which are entered into (a) in the ordinary course of business, (b) pursuant to the reasonable requirements of Borrower's business and (c) upon terms substantially the same and no less favorable to Borrower as it would obtain in a comparable arm's length transaction with any Person not an Affiliate or Subsidiary of Borrower.

        Section 7.12.  Use of Lender's Name. Borrower will not use Lender's
                       --------------------
name (or the name of any of Lender's affiliates) in connection with any of its business operations. Borrower may disclose to third parties that Borrower has a borrowing relationship with Lender. Nothing herein contained is intended to permit or authorize Borrower to make any contract on behalf of Lender.

        Section 7.13.  Change in Capital Structure. There will occur no change
                       ---------------------------
in Borrower's capital structure.

        Section 7.14.  Contracts and Agreements. Borrower will not become or
                       ------------------------
be a party to any contract or agreement which would breach this Agreement.

        Section 7.15.  Margin Stock. Borrower will not carry or purchase any
                       ------------
"margin security" within the meaning of Regulations U, G, T or X of the Board of Governors of the Federal Reserve System.

        Section 7.16.  Truth of Statements and Certificates. Borrower will not
                       ------------------------------------
furnish to Lender any certificate or other document that contains any untrue statement of a material fact or that omits to state a material fact necessary to make it not misleading in light of the circumstances under which it was furnished.

        Section 7.17.  Limitation on Repayments; Prepetition Obligations.
                       -------------------------------------------------
Borrower shall not, except as otherwise allowed pursuant to any Bankruptcy Court Order, (a) make any payment or prepayment on or redemption or acquisition for value (including, without limitation, by way of depositing with the trustee with respect thereto money or securities before due for the purpose of paying when due) of any prepetition Debt or other pre-Filing Date obligations of Borrower,
(b) pay any interest on any prepetition Debt of Borrower (whether in cash, in-kind securities or otherwise), or (c) except as provided in the Bankruptcy Court Order, make any payment or create or permit any Lien pursuant to Section 361 of the Bankruptcy Code (or pursuant to any other provision of the Bankruptcy Code authorizing adequate protection), or apply to the Bankruptcy Court for the authority to do any of the foregoing; provided that (i) Borrower may make
                                      --------
payments for administrative expenses that are allowed and payable under Sections 330 and 331 of the Bankruptcy Code, (ii) Borrower may make payments permitted by the First Day Orders, (iii) Borrower may permit Permitted Adequate Protection Liens, (iv) Borrower may pay security deposits to any utility pursuant to
Section 366 of the Bankruptcy Code and (vi) Borrower may make payments to such other claimants and in such amounts as may be consented to by Lender and approved by the Bankruptcy Court.

        Section 7.18.  Plan of Reorganization. Borrower will not file, propose
                       ----------------------
or support any Plan of Reorganization (including, but not limited to, any amendment or modification of a Plan of Reorganization, whether before or after confirmation) (a) which is not consistent with all of the terms of the Bankruptcy Court Order and this Agreement, (b) which does not provide for payment and performance in full of all of the Obligations other than the Pre-Petition Debt upon the effective date of the Plan of Reorganization, or (c) that would allow any Person to improve its Lien priority vis a vis Lender with respect to the Collateral. If there is any inconsistency between the Bankruptcy Court Order and this Agreement, on the one hand, and any Plan of Reorganization filed or proposed by Borrower, on the other hand, the terms of the Agreement and the Bankruptcy Court Order will control. Nothing in this Agreement shall be construed as a consent by Lender, or an approval by Lender of, the terms of any Plan of Reorganization or any amendment or modification thereto.

                                 ARTICLE VIII.

                               EVENTS OF DEFAULT

        Section 8.1.   Events of Default. Each of the following (individually,
                       -----------------
an "Event of Default" and collectively, the "Events of Default") will constitute an event of default hereunder:

                       (a) A default in the payment of principal, interest, charges, fees, or other monetary Obligations owing to Lender arising out of or incurred in connection with this Agreement or the other Loan Documents when such payment is due and payable;

                       (b) A default in the due observance or performance by Borrower of any term, covenant or agreement contained in Article VII of this Agreement;

                       (c) A default in the due observance or performance by Borrower of any other term, covenant or agreement contained in any of the Loan Documents not addressed in clauses (a) or (b) of this Section 8. 1, which default will have continued unremedied for a period of three (3) days after written notice from Lender;

                       (d) If any representation or warranty made by Borrower herein or in any of the other Loan Documents, any financial statement, or any written statement or representation made in any other certificate, report or opinion delivered in connection herewith or therewith proves to have been incorrect or misleading in any material respect when made;

                       (e) If any obligation of Borrower (other than its Obligations hereunder) for the payment of Debt in excess of $100,000 that would be entitled to administrative priority status or treatment on a post-petition basis is not paid when due or within any applicable grace period, or such obligation becomes or is declared to be due and payable prior to the expressed maturity thereof,

                       (f) If Borrower makes a general assignment for the benefit of creditors;

                       (g) If one or more final judgments against Borrower that is enforceable on a post-petition basis in an amount which would result in uninsured exposure for the Borrower in excess of $250,000, or attachments against its property in such amounts, will be rendered by a court of record and will remain unpaid, unstayed on appeal, undischarged, unbonded and undismissed for a period not to exceed ten (10) days after the judgment is entered;

                       (h) (i) Any Person shall engage in any Prohibited Transaction involving any Plan, (ii) any Accumulated Funding Deficiency, whether or not waived, shall exist with respect to any Plan, (iii) a Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate, any Single Employer Plan, which Reportable Event or institution of proceedings is, in the reasonable opinion of Lender, likely to result in the termination by action of the PBGC or any court of such Plan for purposes of Title IV of ERISA, or (iv) any Single Employer Plan shall terminate for purposes of Title IV of ERISA; and in each case in clauses (i) through (iv) above, such event or condition, together with all other such events or conditions, if any would have a Material Adverse Effect

                       (i) If there will occur any uninsured damage to or loss, theft or destruction of any portion of the Collateral having a value in excess of $50,000, which damaged, lost, stolen or destroyed Collateral is not repaired, rebuilt, restored or replaced within thirty (30) days after the date on which such damage, loss, theft or destruction occurred;

                       (j) If Borrower breaches or violates the terms of any other existing or future agreement (related or unrelated) between Borrower and Lender, and such breach or violation is not cured within any applicable grace or cure period;

                       (k) The issuance of any execution or distraint process against Borrower or any of its properties or assets which is enforceable on a post petition basis and which has a value in excess of $250,000 in the aggregate;

                       (l) If Borrower ceases any material portion of its business operations as presently conducted;

                       (m) If Borrower or any Affiliate of Borrower challenges or contests, in any action, suit or proceeding, the validity or enforceability of this Agreement, or any of the other Loan Documents, the legality or the enforceability of any of the Obligations or the perfection or priority of any Lien granted to Lender;

                       (n) There occurs a material adverse change in the financial condition or business prospects of Borrower which will have continued unremedied for a period of ten (10) days after written notice from Lender;

                       (o) There occurs any modification, rescission, reversal, termination, stay or other change in the form, substance or effectiveness of the Bankruptcy Court Order which is not approved in writing by Lender, or the entry of any order that adversely affects the rights, interests and/or protections of Lender under the DIP Loan or this Agreement, in each case without the consent of Lender;

                       (p) There occurs any modification, termination or subordination of any of Lender's Liens on the Collateral which is not approved in writing by Lender;

                       (q) An order is entered in the Bankruptcy Case which authorizes (under Bankruptcy Code Sections 105 and 364, or otherwise) (i) the granting of any Lien in any of the Collateral in favor of any party other than Lender which is not a Permitted Lien or which is not otherwise expressly approved in writing by Lender; or (ii) the obtaining of credit or the incurring of indebtedness that is entitled to super-priority administrative status, in either case equal or superior to that granted to Lender pursuant to this Agreement and the Bankruptcy Court Order (other than the Carve-Out), or an attempt by Borrower to seek such credit or to incur such indebtedness; unless, in connection with any transaction covered by this subparagraph, the Obligations owing from Borrower to Lender are or will be first paid indefeasibly and in full;

                       (r) Any of the following events occurs: (i) the appointment of a trustee in the Bankruptcy Case; (ii) the appointment of an examiner in the Bankruptcy Case with expanded powers (i.e., with powers beyond those investigative powers set forth in Bankruptcy Code Section 1106(a)(3) and
(a)(4)); (iii) the dismissal of the Bankruptcy Case or the conversion of the Bankruptcy Case from a Chapter 11 proceeding to a Chapter 7 proceeding; (iv) the granting, by stipulation or otherwise, of relief from the automatic stay of Bankruptcy Code Section 362(a), in favor of a party other than Lender which asserts a Lien or security interest in any of the Collateral (other than leased Collateral) having a value in excess of $100,000 unless such stay relief is granted as to fixed assets of Borrower not necessary to the operation of Borrower's business, and is granted in favor of the holder of a Lien in such assets [?????] to Lender's; (v) or more than thirty (30) days shall have passed after the Filing Date without the entry of the Final Order by the Bankruptcy Court, unless such deadline shall have been extended in writing by Lender;

                       (s) Any Cash and Operating Report delivered hereunder reflects (i) a negative variance for the period then elapsed since June 1, 2000 of 20% or more of either Total Sources of Cash (as used in the Opening Report) or that portion of such Total Sources of Cash attributable to Receivables the purchase of which was financed by Lender at any time from the amount projected in the Opening Report, or (ii) a negative variance for any consecutive three month period of 20% or more in Total Uses of Cash (as used in the Opening Report) from the projected amount thereof in the Opening Report for such period;

                       (t) If any Person files a motion or a Plan of Reorganization in the Bankruptcy (i) to obtain additional financing under
Section 364(c) or (d) of the Bankruptcy Code; (ii) to grant any Lien upon or affecting any Collateral other than a Permitted Lien; (iii) to use cash collateral of Lender under Section 363(c) of the Bankruptcy Code without Lender's consent; which motion, Plan of Reorganization or other action is approved or granted by the Bankruptcy Court; or

                       (u) Borrower defaults under the Cash Collateral Stipulation, or such stipulation is amended, modified, or terminated without the written consent of Lender.

        Section 8.2.   Acceleration. Upon the occurrence of any of the foregoing
                       ------------
Events of Default, all Obligations will become and be immediately due and payable upon declaration to that effect delivered by Lender to Borrower; provided that upon the happening of any event specified in Section 8.1(s)
-------- ----
hereof, the Obligations will be immediately due and payable without declaration or other notice to Borrower.

        Section 8.3.   Remedies.
                       --------

                       (a) In addition to all other rights, options and remedies granted to Lender under this Agreement, upon the occurrence and during the continuation of an Event of Default Lender may, subject to Section 9.1: (i) terminate the DIP Loan, whereupon all outstanding Obligations will be immediately due and payable, (ii) exercise all other rights granted to it hereunder and all rights under the UCC in effect in all applicable jurisdiction(s) and under any other applicable law, and (iii) exercise all rights and remedies under all Loan Documents now or hereafter in effect, or otherwise available at law or in equity, including the following rights and remedies (which list is given by way of example and is not intended to be an exhaustive list of all such rights and remedies):

                                (i) The right to take possession of, send
notices regarding, and collect directly the Collateral, with or without judicial process, and to exercise all right and remedies available to Lender with respect to the Collateral under the UCC in effect in the jurisdiction(s) in which such Collateral is located;

                                (ii) The rights, with respect to the Accounts,
all of which may be exercised with or without further notice to Borrower: to notify any and all parties to any of the Accounts that the same have been assigned to Lender and that all performance thereunder shall thereafter be rendered to Lender; to renew, extend, modify, amend, accelerate, accept partial performance on, release, settle, compromise, compound, collect or otherwise liquidate or deal with, on terms acceptable to Lender, in whole or in part, the Accounts and all of Borrower's rights or interests therein; to enter into any other agreement relating to or affecting the Accounts; to enforce performance and prosecute any action or proceeding with respect to any and all of the Accounts, and take or bring, in Lender's name or in the name of Borrower, all steps, actions, suits or proceedings deemed by Lender necessary or desirable with respect to the Accounts; provided, however, that Lender shall have no
                              --------  -------
liability or responsibility for any act or omission taken with respect thereto. Borrower hereby nominates and appoints Lender as attorney-in-fact to perform all acts and execute all documents deemed necessary by lender in furtherance of the terms hereof, and such appointment, being coupled with an interest, shall be irrevocable;

                                (iii) The right to (by its own means or with
judicial assistance) enter any of Borrower's premises and take possession of the Collateral, or render it unusable, or dispose of the Collateral on such premises, without any liability for rent, storage, utilities, or other sums, and Borrower will not resist or interfere with such action;

                                (iv) The right to require Borrower at Borrower's
expense to assemble all or any part of the Collateral and make it available to Lender at any place designated by Lender;

                                (v) The right to relinquish or abandon any
Collateral or any security interest therein.

               (b) Borrower agrees that a notice to Borrower and the Committee received at least ten (10) days before the time of any intended public sale, or the time after which any private sale or other disposition of the Collateral is to be made, will be deemed to be reasonable notice of such sale or other disposition. If permitted by applicable law, any perishable Collateral which threatens to speedily decline in value or which is sold on a recognized market may be sold immediately by Lender without prior notice to Borrower. At any sale or disposition of Collateral, Lender may (to the extent permitted by applicable law) purchase all or any part of the Collateral, free from any right of redemption by Borrower, which right is hereby waived and released. Borrower covenants and agrees not to interfere with or impose any obstacle to Lender's exercise of its rights and remedies with respect to the Collateral.

        Section 8.4.   Nature of Remedies. Subject to Sections 3.10 and 9.1.
                       ------------------
Lender will have the right to proceed against all or any portion of the Collateral to satisfy in any order the liabilities and Obligations of Borrower to Lender. All rights and remedies granted Lender hereunder and under any agreement referred to herein, or otherwise available at law or in equity, will be deemed concurrent and cumulative, and not alternative remedies, and Lender may proceed with any number of remedies at the same time until the DIP Loans, and all other existing and future liabilities and Obligations of Borrower to Lender, are satisfied in full. The exercise of any one right or remedy will not be deemed a waiver or release of any other right or remedy, and Lender, upon the occurrence and during the continuance of an Event of Default, may proceed against Borrower, and/or the Collateral, at any time, under any agreement, with any available remedy and in any order.


                                  ARTICLE IX.

                         SPECIAL BANKRUPTCY PROVISIONS

        Section 9.1.   Relief from Stay. Immediately and automatically upon the
                       ----------------
entry of the Bankruptcy Court Order, Lender will have irrevocable and presently effective stay relief.

Pursuant to such stay relief, all stays and injunctions in the Bankruptcy Case, including, but not limited to, the automatic stay arising on the Bankruptcy Date under Section 362(a) of the Bankruptcy Code, will be terminated automatically and irrevocably as to Lender and with respect to the enforcement of its remedies against the Collateral under the Loan Documents with respect to the Obligations other than the Pre-Petition Debt. In accordance with such stay relief terminating the automatic stay and any and all other applicable stays and injunctions Lender will have the right to enforce its remedies against the Collateral and to apply such Collateral and the proceeds thereof to repayment of the Obligations other than the Pre-Petition Debt without having to obtain any further order of the Bankruptcy Court. The date on which the Bankruptcy Court enters the Bankruptcy Court Order will be identified hereafter in this Article IX as the "Stay Termination Date." Nothing contained herein shall prejudice Lender's right to also seek stay relief with respect to the Pre-Petition Debt.

        Section 9.2.   Extension of Post-Petition Credit and Other Remedies of
                       -------------------------------------------------------
Lender. The agreement of Lender to provide post-Petition financing to Borrower
------
will be subject to the following exceptions:

                       (a) The agreement to provide post-petition financing will not prohibit Lender from moving in the Bankruptcy Court for any other and further relief which: (i) Lender believes in good faith to be reasonably and immediately necessary to protect its rights with respect to the Collateral (including, without limitation, a request for Borrower to abandon any part of the Collateral); and as to which (B) Lender also believes reasonably and in good faith that the Bankruptcy Court Order is not sufficient to protect the rights of Lender with respect to the Collateral under the circumstances existing when Lender requests such other and further relief, and

                       (b) From and after the termination of this Agreement, Lender will have no obligation to provide financing to or on behalf of Borrower or its bankruptcy estates; and there will be no restriction of any kind against the exercise by Lender of its rights and remedies under the Loan Documents, including, but not limited to, the right of Lender to exercise all of its remedies with respect to the Collateral.

        Section 9.3.   Disavowal and Waiver of Any Subsequent Relief Based on
                       ------------------------------------------------------
Changed Circumstances. Borrower and Lender know and understand that there are
---------------------
rights and remedies provided under the Bankruptcy Code, the Federal Rules of Civil Procedure, and the Federal Rules of Bankruptcy Procedure, pursuant to which parties otherwise bound by a previously entered order can attempt to obtain relief from such an order by alleging circumstances that may warrant a change or modification in the order, or circumstances such as fraud, mistake, inadvertence, excusable neglect, newly discovered evidence, or similar matters that may justify vacating the order entirely, or otherwise changing or modifying it (collectively, the "Changed Circumstances"). Rights and remedies based on Changed Circumstances include, but are not limited to, modification of a plan of reorganization after confirmation of the plan and before its substantial consummation, pursuant to section I 127(b) of the Bankruptcy Code, relief from a final order or judgment pursuant to Rule 60(b) of the Federal Rules of Civil Procedure and Rule 9024 of the Federal Rules of Bankruptcy Procedure, and the commencement and prosecution of a serial Chapter 11 case by a debtor which is in default of obligations under a stipulation or plan of reorganization confirmed in an earlier case. With full knowledge and understanding of what are, or may be, its present or future rights and remedies based on allegations of Changed Circumstances, Borrower (i) expressly disavows that there are any matters which constitute any kind of Changed Circumstances as of the date of entry of the Bankruptcy Court Order and (ii) expressly disavows that it is aware of any matters whatsoever that it is assuming, contemplating, or expecting in proceeding with the Bankruptcy Court Order and the transactions contemplated by this Agreement and having the Bankruptcy Court Order entered that would serve as a basis to allege such Changed Circumstances,, Without limiting the foregoing in any way, Borrower's use of any cash collateral that is included in the Collateral shall be governed exclusively by the terms and conditions of this Agreement, the Cash Collateral Stipulation, and the Bankruptcy Court Order, and, either before or after a termination of this Agreement, Borrower shall not seek authority from the Bankruptcy Court to otherwise use any cash collateral that is included in the Collateral for any purpose whatsoever.

        Section 9.4.   Exclusive Remedy For Any Alleged Post-Petition Claim.
                       ----------------------------------------------------
Borrower disavows, waives, and releases any and all adverse claims against Lender through and including the date on which the Bankruptcy Court enters the Bankruptcy Court Order. If Borrower asserts that it has any adverse claims against Lender arising after the entry of the Bankruptcy Court Order, Borrower agrees that its sole and exclusive remedy for any and all such adverse claims will be an action for monetary damages (the "Damage Lawsuit"). Any such Damage
                                             --------------
Lawsuit, regardless of the procedural form in which it is alleged (e.g., by complaint, counterclaim, cross-claim, third-party claim, or otherwise) will be severed from any enforcement by Lender of its legal, equitable, and contractual rights (including, but not limited to, collection of the Obligations and foreclosure or other enforcement against the Collateral) pursuant to the Loan Documents, and the Damage Lawsuit (including any and all adverse claims alleged against Lender therein) cannot be asserted by Borrower as a defense, setoff, recoupment, or grounds for delay, stay, or injunction against any enforcement by Lender of its legal, equitable, and contractual rights under the Bankruptcy Court Order, the DIP Loan Documents, and otherwise. Venue for any Damage Lawsuit brought by Borrower will be in the state or federal courts in Pennsylvania.

                                   ARTICLE X.

                                 MISCELLANEOUS

        Section 10.1.  Expenses and Taxes.
                       ------------------

                       (a) Borrower agrees to pay, whether or not the Closing occurs, a reasonable documentation preparation fee, together with actual audit and appraisal fees and all other out-of-pocket charges and expenses incurred by Lender in connection with the negotiation, preparation and execution of each of the Loan Documents, including but not limited to the fees and out-of-pocket expenses of Lender's Counsel, fees for UCC and judgment lien searches and UCC filings, and fees for post-Closing UCC and judgment lien searches. In addition Borrower shall pay all such reasonable fees associated with any amendments, consents, waivers, extensions or supplements in connection with the Loan Documents following Closing. Borrower also agrees to pay all reasonable charges and expenses incurred by Lender (including, but not limited to, the fees and reasonable out-of-pocket expenses of Lender's counsel, and of any consultants and advisors reasonably engaged by Lender in connection with the Bankruptcy Case and the financing described in the Loan Documents) in connection with the enforcement, protection or preservation of any right or claim of Lender and the collection of any amounts due under the Loan Documents.

                       (b) Borrower also agrees to pay all reasonable out-of-pocket charges and expenses incurred by Lender (including the fees and expenses of Lender's counsel) in connection with the enforcement, protection or preservation of any right or claim of Lender, the termination of this Agreement, the termination of any Liens of Lender on the Collateral, and the collection of any amounts due under the Loan Documents. If Lender uses in-house counsel in lieu of outside counsel for any of these purposes (i.e., for any task in connection with the enforcement, protection or preservation of any right or claim of Lender and the collection of any amounts due under the Loan Documents), Borrower further agrees that its Obligations under the Loan Documents include reasonable charges for such work commensurate with the fees that would otherwise be chared by outside legal counsel selected by Lender for the work performed.

                       (c) Borrower will pay all taxes (other than taxes based upon or measured by Lender's income or revenues or any personal property tax), if any, in connection with the issuance of the Note and the recording of the security documents therefor. The obligations of Borrower under this clause
(c) will survive the payment of Borrower's Obligations hereunder and the termination of this Agreement.

        Section 10.2.  Entire Agreement; Amendments. This Agreement and the
                       ----------------------------
other Loan Documents constitute the full and entire understanding and agreement among the parties with regard to their subject matter and supersede all prior written or oral agreements, understandings, representations and warranties made with respect thereto. No amendment, supplement or modification of this Agreement nor any waiver of any provision thereof will be made except in writing executed by the party against whom enforcement is sought.

        Section 10.3.  No Waiver; Cumulative Rights. No waiver by any party
                       ----------------------------
hereto of any one or more defaults by the other party in the performance of any of the provisions of this Agreement will operate or be construed as a waiver of any future default or defaults, whether of a like or different nature. No failure or delay on the part of any party in exercising any right, power or remedy hereunder will operate as a waiver thereof, nor will any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to any party hereto at law, in equity or otherwise.

        Section 10.4.  Notices. Any notice or other communication required or
                       -------
permitted hereunder will be in writing and personally delivered, or sent by prepaid overnight courier service, and addressed to the relevant party at its address set forth below, or at such other address as such party may, by written notice, designate as its address for purposes of notice hereunder:

                       (a) If to Lender, at:

                             Sunrock Capital Corp.
                             11 Penn Center
                             1835 Market Street
                             Philadelphia, PA 19103
                             Attn: Walter M. Einhorn, Sr.

                                with a copy to:

                                      Ballard Spahr Andrews & Ingersoll
                                      1735 Market Street, 51st Floor
                                      Philadelphia, PA 19103
                                      Attn: Vincent J. Marriott, III, Esquire

                       (b) If to Borrower, at:

                             Creditrust Corporation
                             7000 Security Boulevard
                             Suite 2000
                             Baltimore, MD 21244
                             Attn: Joseph K. Rensin
                       with a copy to:

                        Swidler Berlin Shereff Friedman
                        3000 K Street NW, Suite 300
                        Washington, DC 20007
                        Attn:  Roger Frankel, Esquire

                       (c) If to this Committee:

                           To such person(s) and at such address(es) as the
Committee shall specify in writing. If mailed, notice will be deemed to be given five (5) days after being sent, if sent by personal delivery or facsimile, notice will be deemed to be given when delivered, and if sent by prepaid courier, notice will be deemed to be given on the next Business Day following deposit with the courier.

        Section 10.5.  Severability. If any term, covenant or condition of this
                       ------------
Agreement, or the application of such term, covenant or condition to any party or circumstance will be found by a court of competent jurisdiction to be, to any extent, invalid or unenforceable, the remainder of this Agreement and the application of such term, covenant, or condition to parties or circumstances other than those as to which it is held invalid or unenforceable, will not be affected thereby, and each term, covenant or condition will be valid and enforced to the fullest extent permitted by law. Upon determination that any such term is invalid, illegal or unenforceable, the parties hereto will amend this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner.

        Section 10.6.  Successors and Assigns. This Agreement, the Note, and the
                       ----------------------
other Loan Documents will be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns. Notwithstanding the foregoing, Borrower may not assign any of its rights or delegate any of its obligations hereunder without the prior written consent of Lender, which may be withheld in its sole discretion. Lender may sell, assign, transfer, or participate any or all of its rights or obligations hereunder to one or more Persons in its sole discretion.

        Section 10.7.  Counterparts. This Agreement may be executed in any
                       ------------
number of counterparts, each of which will be deemed an original, but all of which together will constitute but one instrument.

        Section 10.8.  Interpretation. No provision of this Agreement or any
                       --------------
other Loan Document will be interpreted or construed against any party because that party or its legal representative drafted that provision. The titles of the paragraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement. Any pronoun used in this Agreement will be deemed to include singular and plural and masculine, feminine and neuter gender as the case may be.

        Section 10.9. Survival of Terms. All covenants, agreements,
                      -----------------
representations and warranties made in this Agreement, any other Loan Document, and in any certificates and other instruments delivered in connection therewith will be considered to have been relied upon by Lender and will survive the making by Lender of the Revolving Credit Loans here* contemplated and the execution and delivery to Lender of the Note, and will continue in full force and effect until all liabilities and obligations of Borrower to Lender are satisfied in full.

        Section 10.10. Release of Lender. For and in consideration of this
                       -----------------
Agreement, Borrower, voluntarily, knowingly, unconditionally, and irrevocably, with specific and express intent, for and on behalf of itself and its shareholders, employees, officers, directors, Affiliates, agents, attorneys, successors, and assigns (collectively the "Releasing Parties"), does hereby fully and completely release, acquit and forever discharge Lender, and its Affiliates, directors, officers, employees, shareholders, agents, attorneys, successors, and assigns (hereinafter called the "Lender Parties"); and any other Person which may be responsible or liable for the acts or omissions of the Lender Parties, or who may be liable for the injury or damage resulting therefrom (collectively the "Released Parties"), of and from any and all
                                                             ---     ---
actions, causes of action, suits, debts, disputes, damages, claims, obligations, liabilities, costs, expenses and demands of any kind whatsoever, at law or in equity, whether matured or unmatured, liquidated or unliquidated, vested or contingent, choate or inchoate, known or unknown that the Releasing Parties (or any of them) now have (whether directly or indirectly) against the Released Parties or any of them. The Borrower acknowledges that the foregoing release is a material inducement to Lender's decision to extend to Borrower the financial accommodations hereunder and has been relied upon by Lender in agreeing to make the DIP Loan.

        Section 10.11. Time. Whenever Borrower is required to make any payment
                       ----
or perform any act on a Saturday, Sunday, or a legal holiday under the laws of the Commonwealth of Pennsylvania or the State of Maryland (or other jurisdiction where Borrower is required to make the payment or perform the act), the payment may be made or the act performed on the next Business Day. Time is of the essence in Borrower's performance under this Agreement and all other Loan Documents.

        Section 10.12. Commissions. The transaction contemplated by this
                       -----------
Agreement was brought about by Lender and Borrower acting as principals and without any brokers, agents, or finders being the effective procuring cause. Borrower represent that it has not committed Lender to the payment of any brokerage fee, commission, or charge in connection with this transaction. If any such claim is made on Lender by any broker, finder, or agent or other person, Borrower will indemnify, defend, and hold Lender harmless from and against the claim and will defend any action to recover on that claim, at Borrower's cost and expense, including Lender's counsel fees. Borrower further agrees that until any such claim or demand is adjudicated in Lender's favor, the amount demanded will be deemed a liability of Borrower under this Agreement, secured by the Collateral.

        Section 10.13. Third Parties. No rights are intended to be created
                       -------------
hereunder or under any other Loan Document for the benefit of any third party donee, creditor, or incidental beneficiary of Borrower. Nothing contained in this Agreement will be construed as a delegation to Lender of Borrower's duty of performance, including without limitation Borrower's duties under any account or contract in which Lender has a security interest.

        Section 10.14. Discharge of Borrower's Obligations. Lender, in its sole
                       -----------------------------------
discretion, will have the right at any time, and from time to time, if Borrower fails to do so, to: (a) obtain insurance covering any of the Collateral as required hereunder; (b) pay for the performance of any of Borrower's obligations hereunder; (c) discharge taxes, Liens, security interests, or other encumbrances at any time levied or placed on any of the Collateral in violation of this Agreement unless Borrower is in good faith with due diligence by appropriate proceedings contesting those items; and (d) pay for the maintenance and preservation of any of the Collateral. Lender agrees to give Borrower written notice of any such action taken by Lender as soon as reasonably practicable. Expenses and advances will be added to the Obligations, until reimbursed to Lender and will be secured by the Collateral. Any such payments and advances by Lender will not be construed as a waiver by Lender of a Default or Event of Default.

        Section 10.15. Information to Participants. Lender may divulge to any
                       ---------------------------
participant, prospective participant, assignee or prospective assignee with regard to the Loan, or any portion thereof, all information, and furnish to such participant, prospective participant, assignee or prospective assignee, copies of reports, financial statements, certificates, and documents obtained under any provision of this Agreement or any other Loan Document.

        Section 10.16. Indemnity. Borrower hereby agrees to indemnify and hold
                       ---------
harmless Lender, its shareholders, directors, officers, agents, Affiliates, attorneys, employees, successors, and assigns (collectively, the "Indemnitee") from and against any liability, loss, cost, expense, claim, damage, suit, action or proceeding ever suffered or incurred by Lender (including reasonable attorneys' fees and expenses) (collectively, "Losses") arising from or in any way related to Borrower's failure to observe, perform or discharge any of its covenants, obligations, agreements or duties hereunder, or from the breach of any of the representations or warranties contained in Article IV hereof; provided, however, no claim may be made by the Indemnitee to the extent its liability or losses arose from its own gross negligence or willful misconduct. In addition, Borrower will defend the Indemnitee against and save it harmless from all claims of any Person with respect to the Collateral, except to the extent the Indemnitee shall have incurred such liability as a result of its gross negligence or willful misconduct. Notwithstanding any contrary provision in this Agreement, the obligations of Borrower under this Section 10. 16 will survive the payment in full of the Obligations and the termination of this Agreement.

        Section 10.17. Lender Approvals. Unless expressly provided herein to the
                       ----------------
contrary, any approval, consent, waiver or satisfaction of Lender with respect to any matter that is the subject of this Agreement, the other Loan Documents or the Bankruptcy Case may be granted or withheld by Lender in its sole and absolute discretion.

        Section 10.18. Choice of Law; Consent to Jurisdiction. THIS AGREEMENT
                       --------------------------------------
AND THE NOTE WILL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA AND THE BANKRUPTCY CODE, WITHOUT REGARD TO ANY OTHERWISE APPLICABLE

PRINCIPLES OF CONFLICTS OF LAWS. IF ANY ACTION ARISING OUT OF THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS IS COMMENCED BY LENDER IN THE STATE COURTS OF THE COMMONWEALTH OF PENNSYLVANIA OR IN THE U.S. DISTRICT COURT FOR THE EASTERN DISTRICT OF PENNSYLVANIA, BORROWER HEREBY CONSENTS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUCH ACTION AND TO THE LAYING OF VENUE IN THE COMMONWEALTH OF PENNSYLVANIA. ANY PROCESS IN ANY SUCH ACTION WILL BE DULY SERVED IF MAILED BY REGISTERED MAIL, POSTAGE PREPAID, TO BORROWER AT ITS ADDRESS DESCRIBED IN
SECTION 10.4 HEREOF OR IF SERVED BY ANY OTHER MEANS PERMITTED BY APPLICABLE LAW.

        Section 10.19. Waiver of Trial by Jury. BORROWER HEREBY (A) COVENANTS
                       -----------------------
AND AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY A JURY, AND (B) WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT WILL NOW OR HEREAFTER EXIST. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS SEPARATELY GIVEN, KNOWINGLY AND VOLUNTARILY, BY BORROWER, AND THIS WAIVER IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A JURY TRIAL WOULD OTHERWISE ACCRUE. LENDER IS HEREBY AUTHORIZED AND REQUESTED TO SUBMIT THIS AGREEMENT TO ANY COURT HAVING JURISDICTION OVER THE SUBJECT MATTER AND THE PARTIES HERETO, SO AS TO SERVE AS CONCLUSIVE EVIDENCE OF BORROWER'S WAIVER OF THE RIGHT TO JURY TRIAL. FURTHER, BORROWER HEREBY CERTIFIES THAT NO REPRESENTATIVE OR AGENT OF LENDER (INCLUDING LENDER'S COUNSEL) HAS REPRESENTED, EXPRESSLY OR OTHERWISE, TO BORROWER THAT LENDER WILL NOT SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION.

        Section 10.20. Termination; Release. Upon the payment of all Obligations
                       --------------------
(other than contingent indemnification claims) and termination of this Agreement, Lender agrees that it will deliver to Borrower (at Borrower's sole cost and expense) such releases and terminations and original instruments as it has in its possession, as may be reasonably requested by Borrower to evidence Lender's release of its Liens in the Collateral.

        Section 10.21. Committee Investigation. The Committee shall have a
                       -----------------------
of 45 days from the date of entry of the Interim Order to investigate the nature, extent, validity, and priority of the Pre-Petition Debt and the Lien securing such debt. During such period, the releases of Lender contained in Sections 9.4 and 10.10 shall not bind the Committee or the estate. Following expiration of such 45 day period, the Committee and the estate shall be and become fully bound by such releases except as to any claim or cause of action, if any, asserted by the Committee in an action against Lender commenced prior to such expiration. The Committee shall have the standing and equity to assert any and all claims or causes of action on behalf of the estate against Lender.

        IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first written above.



                                LENDER:

                                SUNROCK CAPITAL CORP., a Delaware
                                corporation

                                By: /s/ John Erwin        [SEAL]
                                    ----------------------
                                Name:  John Erwin
                                Title: S.V.P.

                                BORROWER:

                                CREDITRUST CORPORATION, a Maryland
                                corporation



                                By: /s/ Joseph Parsons    [SEAL]
                                    ----------------------
                                Name:  Joseph Parsons
                                Title: Chairman CEO

                            EXHIBITS AND SCHEDULES
                            ----------------------


Exhibit A                     Note

Schedules 1.60                Permitted Liens
          4.4                 Litigation
          4.7                 Defaults
          4.9                 Taxes.
          4.11                ERISA
          4.12                Compliance with Law
          4.13                Environmental Matters
          4.14                Places of Business
          4.15                Intellectual Property
          4.17                Investments and Guarantees
          4.19                Names
          4.20                Joint Ventures
          5.1(q)              Opening Report
          7.1                 Debt
          7.11                Transactions with Affiliates

                                                                     Exhibit A
                                                                     ---------
                             REVOLVING CREDIT NOTE
                             ---------------------

$5,000,000.00                                                     June __,2000

     FOR VALUE RECEIVED, the undersigned, CREDITRUST CORPORATION, a Maryland corporation and a debtor and debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code ("Borrower"), promises to pay, in lawful money of the United States, to the order of SUNROCK CAPITAL CORP., a Delaware corporation (together with its successors and assigns, "Lender"), the principal sum of FIVE MILLION AND NO/100 DOLLARS ($5,000,000.00), or so much of such principal sum as shall be advanced or readvanced and shall remain unpaid under the Loan established pursuant to that certain Debtor-in-Possession Loan and Security Agreement dated as of even date with this Note by and among the undersigned and Lender (as amended, modified, restated or replaced from time to time, the "Loan Agreement"), plus interest on the unpaid balance thereof, computed on a 360-day basis for the actual number of days elapsed, at a per annum rate of interest equal to the Base Rate, as set forth hereinbelow.

          1. All capitalized terms used and not otherwise specifically defined in this Revolving Credit Note (as amended, modified, restated or replaced from time to time, "this Note") shall have the meanings given to them in the Loan Agreement.

          2. This Note shall evidence the undersigned's obligation to repay all sums advanced by Lender from time to time under the Loan Agreement and as part of the Loan. The actual amount due and owing from time to time under this Note shall be evidenced by Lender's records of receipts and disbursements with respect to the Loan, which shall be conclusive evidence of that amount, absent manifest error.

          3. Interest accruing on the outstanding principal amount of this Note shall be due and payable monthly, in arrears, on the first Business Day of each month after the date of this Note (for the previous month). For purposes of this Note, a "Business Day" shall mean any day on which banks are open for business in the Commonwealth of Pennsylvania, excluding Saturdays and Sundays.

          4. This Note, together with all accrued and unpaid interest hereon, shall become due and payable in full upon the earlier to occur of (i) the expiration of the Term, or (ii) the earlier termination of this Note in accordance with the applicable provisions of the Loan Agreement, including, but not limited to, Lender's termination of the term of this Note upon the occurrence, and during the continuation, of any Event of Default under the Loan Agreement. At such time, the entire principal balance of this Note and all other fees, costs, expenses and other Obligations then outstanding, if any, shall be due and payable in full. Lender shall then have the option at any time and from time to time to exercise all of the rights and remedies set forth in this Note and in the other Loan Documents, as well as all rights and remedies otherwise available to Lender at law or in equity, to collect the unpaid Obligations under this Note and the other Loan Documents. This Note is secured by the Collateral described in the Loan Agreement.

          5. Whenever any principal, interest or other amount payable under this Note shall not be paid when due, whether at the stated maturity or by acceleration, interest on such unpaid amounts shall thereafter be payable at a rate per annum equal to two and one-half (2-1/2) percentage points above the rate of interest otherwise applicable to this Note until such delinquent amounts shall be paid.

          6. The undersigned and Lender intend to conform strictly to the applicable usury laws in effect from time to time during the term of the Loan. Accordingly, if any transaction contemplated by the Loan Agreement or this Note would be usurious under such laws, then notwithstanding any other provision hereof: (i) the aggregate amount of all interest that is contracted for, charged, or received under this Note or under any other Loan Document shall not exceed the maximum amount of interest allowed by applicable law, and any excess shall be promptly credited to the undersigned by Lender (or, to the extent that such consideration shall have been paid, such excess shall be promptly returned to the undersigned by Lender); (ii) neither the undersigned nor any other Person now or hereafter liable hereunder shall be obligated to pay the amount of such interest to the extent that it is in excess of the maximum interest permitted by applicable law; and (iii) the effective rate of interest shall be reduced to the Highest Lawful Rate. All sums paid, or agreed to be paid, to Lender for the use, forbearance, and detention of the debt of Borrower to Lender shall, to the extent permitted by applicable law, be allocated, throughout the full term of this Note until payment is made in full so that the actual rate of interest does not exceed the Highest Lawful Rate in effect at any particular time during the full term thereof. If at any time the rate of interest under this Note exceeds the Highest Lawful Rate, the rate of interest to accrue pursuant to this Note shall be limited, notwithstanding anything to the contrary in this Note, to the Highest Lawful Rate, but any subsequent reductions in the Base Rate shall not reduce the interest to accrue pursuant to this Note below the Highest Lawful Rate until the total amount of interest accrued equals the amount of interest that would have accrued if a varying rate per annum equal to the interest rate under the Note had at all times been in effect. If the total amount of interest paid or accrued pursuant to this Note under the foregoing provisions is less than the total amount of interest that would have accrued if a varying rate per annum equal to the interest rate under this Note had been in effect, then the undersigned agrees to pay to Lender an amount equal to the difference between
(x) the lesser of (A) the amount of interest that would have accrued if the Highest Lawful Rate had at all times been in effect, or (B) the amount of interest that would have accrued if a varying rate per annum equal to the interest rate under the Note had at all times been in effect and (y) the amount of interest accrued in accordance with the other provisions of this Note and the Loan Agreement.

          7. This Note is the "Note" referred to in the Loan Agreement, and is issued pursuant to the Loan Agreement. Reference is made to the Loan Agreement for a statement of the additional rights and obligations of the undersigned and Lender. In the event of any conflict between the terms of this Note and the terms of the Loan Agreement, the terms of the Loan Agreement shall prevail. All of the terms, covenants, provisions, conditions, stipulations, promises and agreements contained in the Loan Documents to be kept, observed and/or performed by the undersigned are made a part of this Note and are incorporated into this Note by this reference to the same extent and with the same force and effect as if they were fully set forth in this Note; the undersigned promises and agrees to keep, observe and perform them or cause them to be kept, observed and performed, strictly in accordance with the terms and provisions thereof.

          8. Each party liable on this Note in any capacity, whether as maker, endorser, surety, guarantor or otherwise, (i) waives presentment for payment, demand, protest and notice of presentment, notice of protest, notice of nonpayment and notice of dishonor of this debt and each and every other notice of any kind respecting this Note and all lack of diligence or delays in collection or enforcement hereof-, (ii) agrees that Lender at any time or times, without notice to the undersigned or its consent, may grant extensions of time, without limit as to the number of the aggregate period of such extensions, for the payment of any principal, interest or other sums due hereunder; (iii) to the extent permitted by law, waives all exemptions under the laws of the Commonwealth of Pennsylvania and/or any state or territory of the United States;
(iv) to the extent permitted by law, waives the benefit of any law or rule of law intended for its advantage or protection as an obligor under this Note or providing for its release or discharge from liability on this Note, in whole or in part, on account of any facts or circumstances other than full and complete payment of all amounts due under this Note; and (v) agrees to pay, in addition to all other sums of money due, all cost of collection and attorney's fees, whether suit be brought or not, if this Note is not paid in full when due, whether at the stated maturity or by acceleration.

          9. No waiver by Lender of any one or more defaults by the undersigned in the performance of any of its obligations under this Note shall operate or be construed as a waiver of any future default or defaults, whether of a like or different nature. No failure or delay on the part of Lender in exercising any right, power or remedy under this Note (including, without limitation, the right to declare this Note immediately due and payable) shall operate as a waiver of such right, power or remedy nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise of such right, power or remedy or the exercise of any other right, power or remedy.

          10. If any term, provision, covenant or condition of this Note or the application of any term, provision, covenant or condition of this Note to any party or circumstance shall be found by a court of competent jurisdiction to be, to any extent, invalid or unenforceable, then the remainder of this Note and the application of such term, provision, covenant, or condition to parties or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term, provision, covenant or condition shall be valid and enforced to the fullest extent permitted by law. Upon determination that any such term, provision, covenant or condition is invalid, illegal or unenforceable, Lender may, but is not obligated to, advance funds to Borrower under this Note until Borrower and Lender amend this Note so as to effect the original intent of the parties as closely as possible in a valid and enforceable manner.

          11. No amendment, supplement or modification of this Note nor any waiver of any provision of this Note shall be made except in writing executed by the party against whom enforcement is sought.

          12. This Note shall be binding upon the undersigned and their respective successors and assigns. Notwithstanding the foregoing, the undersigned may not assign any of their rights or delegate any of their obligations under this Note without the prior written consent of Lender, which may be withheld in its sole discretion.

          13. THIS NOTE IS TO BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA AND THE BANKRUPTCY CODE, WITHOUT RESPECT TO ANY OTHERWISE APPLICABLE CONFLICTS-OF-LAWS PRINCIPLES. IF ANY ACTION ARISING OUT OF THIS NOTE IS COMMENCED BY LENDER IN THE STATE COURTS OF THE COMMONWEALTH OF PENNSYLVANIA OR IN THE U.S. DISTRICT COURT FOR THE EASTERN DISTRICT OF PENNSYLVANIA, THE UNDERSIGNED HEREBY CONSENT TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUCH ACTION AND TO THE LAYING OF VENUE IN THE COMMONWEALTH OF PENNSYLVANIA. ANY PROCESS IN ANY SUCH ACTION WILL BE DULY SERVED IF MAILED BY REGISTERED MAIL, POSTAGE PREPAID, TO BORROWERS AT THEIR ADDRESS DESCRIBED IN THE LOAN AGREEMENT OR IF SERVED BY ANY OTHER MEANS PERMITTED BY APPLICABLE LAW.

          14. THE UNDERSIGNED HEREBY (A) COVENANTS AND AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY A JURY, AND (B) WAIVE ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY THE UNDERSIGNED, AND THIS WAIVER IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A JURY TRIAL WOULD OTHERWISE ACCRUE. LENDER IS HEREBY AUTHORIZED AND REQUESTED TO SUBMIT THIS NOTE TO ANY COURT HAVING JURISDICTION OVER THE SUBJECT MATTER AND THE PARTIES HERETO, SO AS TO SERVE AS CONCLUSIVE EVIDENCE OF THE UNDERSIGNED'S WAIVER OF THE RIGHT TO JURY TRIAL. FURTHER, THE UNDERSIGNED HEREBY CERTIFIES THAT NO REPRESENTATIVE OR AGENT OF LENDER (INCLUDING LENDER'S COUNSEL) HAS REPRESENTED EXPRESSLY OR OTHERWISE, TO ANY BORROWER THAT LENDER WILL NOT SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION.

                              [SIGNATURE FOLLOWS]

     IN WITNESS WHEREOF the undersigned have executed this Note as of the date first above written.

                                CREDITRUST CORPORATION

                                By:
                                Name:
                                Title: